UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21763

Name of Fund:	Managed Account Series
BlackRock GA Disciplined Volatility Equity Fund
BlackRock GA Dynamic Equity Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Managed Account
Series, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2024

Date of reporting period: 04/30/2024

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

April 30, 2024
2024 Annual Report

Managed Account Series
• BlackRock GA Disciplined Volatility Equity Fund
• BlackRock GA Dynamic Equity Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

 Rob Kapito
President, BlackRock Advisors, LLC
The Markets in Review
Dear Shareholder,
The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended April 30, 2024. Higher interest rates helped to rein in inflation, and the Consumer Price Index decelerated substantially while remaining above pre-pandemic levels. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war has had a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.
Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the second half of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies, while small-capitalization U.S. stocks’ advance was slower but still impressive. Meanwhile, both international developed market equities and emerging market stocks also gained, albeit at a notably slower pace than that of U.S. stocks.
The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. However, higher yields drove solid gains in shorter-duration U.S. Treasuries. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.
The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates twice during the 12-month period, but paused its tightening after its July meeting. The Fed also continued to reduce its balance sheet by not replacing some of the securities that reach maturity.
Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period, and recent statements from the Fed seem to support this view. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.
Looking at developed market stocks, we have an overweight stance on U.S. stocks overall, particularly given the promise of emerging AI technologies. We are also overweight Japanese stocks as shareholder-friendly policies generate increased investor interest, although we maintain an underweight stance on European stocks. In credit, we believe there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries and hard-currency emerging market bonds.
Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.
Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC
Total Returns as of April 30, 2024
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	20.98%	22.66%
U.S. small cap equities (Russell 2000® Index)	19.66	13.32
International equities (MSCI Europe, Australasia, Far East Index)	18.63	9.28
Emerging market equities (MSCI Emerging Markets Index)	15.40	9.88
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.66	5.36
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	3.66	(6.40)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	4.97	(1.47)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.06	2.08
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	8.99	9.01
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.
2This Page is not Part of Your Fund Report

Table of Contents

Fund Summary as of April 30, 2024

BlackRock GA Disciplined Volatility Equity Fund
Investment Objective
BlackRock GA Disciplined Volatility Equity Fund’s (the “Fund”) investment objective is to seek to provide risk-adjusted total return.
Portfolio Management Commentary
How did the Fund perform?
For the 12-month period ended April 30, 2024, all of the Fund’s share classes outperformed its benchmark, the MSCI ACWI Minimum Volatility (USD) Index. The following commentary and allocation percentages are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps, options (except with respect to fixed-income securities), and convertible bonds, and may vary relative to the market value.
What factors influenced performance?
Positive contributions to the Fund’s performance relative to the benchmark over the 12-month period were led by security selection within the information technology, healthcare, communications services and consumer staples sectors.
The largest detractor for the reporting period was positioning with respect to financials, specifically an underweight to and selection within the sector. Security selection within materials also negatively impacted performance but was partially offset by an underweight to the sector.
Describe recent portfolio activity.
During the reporting period, the Fund’s overall equity allocation remained stable at 92% of net assets. On a sector basis, the Fund increased its exposure to information technology, consumer discretionary, communication services, financials and real estate, and decreased exposure to industrials, consumer staples, utilities, healthcare and materials. From a regional perspective, the Fund increased exposure to the United States and decreased exposure to select countries in Europe, Canada, Japan and select emerging markets.
The Fund’s exposure to cash and cash equivalent holdings remained relatively consistent at 8% of net assets. During the 12-month period, cash helped manage portfolio volatility and served as a source of funds for new investments. Exposure to cash and cash equivalents detracted from performance over the period.
The Fund used derivatives, which may include options, futures, indexed securities, inverse securities, swaps, credit default swaps, contracts for difference, and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates, and movements in the securities markets. During the period, the use of derivatives modestly detracted from the Fund’s performance.
Describe portfolio positioning at period end.
Relative to its benchmark, the Fund ended the period overweight in the consumer discretionary, information technology and industrials sectors, and underweight in communication services, financials, consumer staples, utilities, materials and healthcare. From a regional perspective, the Fund was overweight in Europe and Canada, and underweight in the United States, Asia and the Middle East.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
GROWTH OF $10,000 INVESTMENT
The Fund commenced operations on June 1, 2017.
(a)
Assuming transaction costs and other operating expenses, including investment advisory fees.
(b)
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities.
(c)
An unmanaged index that aims to reflect the performance characteristics of a minimum variance strategy applied to large- and mid-cap equities across certain developed and emerging markets countries. The index is calculated by optimizing the MSCI ACWI Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints).

2024 BlackRock Annual Report to Shareholders

Fund Summary as of April 30, 2024(continued)

BlackRock GA Disciplined Volatility Equity Fund
Performance
	Average Annual Total Returns(a)
	1 Year	5 Years	Since Inception(b)
Institutional	12.24%	8.63%	7.51%
Class K	12.27	8.67	7.56
MSCI ACWI Minimum Volatility (USD) Index	5.24	4.70	5.66

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees, and how performance was calculated for certain share classes.
(b)	The Fund commenced operations on June 1, 2017.
Past performance is not an indication of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Expense Example
	Actual			Hypothetical 5% Return
	Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period(a)	Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,156.10	$ 2.95	$ 1,000.00	$ 1,022.13	$ 2.77	0.55%
Class K	1,000.00	1,155.20	2.68	1,000.00	1,022.38	2.51	0.50

(a)
For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.
Portfolio Information

TEN LARGEST HOLDINGS
Security(a)	Percent of Net Assets
Microsoft Corp.	2.7%
Novo Nordisk A/S, Class B	2.3
ASML Holding NV	1.9
Cadence Design Systems, Inc.	1.7
Visa, Inc., Class A	1.6
LVMH Moet Hennessy Louis Vuitton SE	1.5
Alphabet, Inc., Class C	1.4
Mastercard, Inc., Class A	1.3
Ferrari NV	1.3
Roper Technologies, Inc.	1.3

GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Net Assets
United States	65.5%
Japan	7.6
China	6.7
India	3.1
Taiwan	2.8
France	2.5
Denmark	2.4
Netherlands	1.9
United Kingdom	1.7
Italy	1.4
Hong Kong	1.0
Other#	2.6
Other Assets Less Liabilities	0.8

(a)	Excludes short-term securities.
#	Includes holdings within countries/geographic regions that are less than 1.0% of net assets. Please refer to the Consolidated Schedule of Investments for such countries/geographic regions.
Fund Summary

Fund Summary as of April 30, 2024

BlackRock GA Dynamic Equity Fund
Investment Objective
BlackRock GA Dynamic Equity Fund’s (the “Fund”) investment objective is to seek to provide total return.
Portfolio Management Commentary
How did the Fund perform?
For the 12-month period ended April 30, 2024, all of the Fund’s share classes underperformed its benchmark, the MSCI World Index. The following commentary and allocation percentages are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps, options (except with respect to fixed-income securities), and convertible bonds, and may vary relative to the market value.
What factors influenced performance?
The largest detractors from the Fund’s performance relative to the benchmark for the 12-month period included security selection within the communication services and industrials sectors, along with security selection within and an overweight to healthcare.
The largest contributor to performance over the reporting period was security selection within information technology, although this was partially offset by an underweight to the sector. Security selection within energy also added to performance.
The Fund used derivatives, which may include options, futures, indexed securities, inverse securities, swaps, credit default swaps, contracts for difference, and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and the securities markets. During the reporting period, the Fund’s use of derivatives modestly contributed to the Fund’s performance. The Fund’s cash position had no material impact on performance.
Describe recent portfolio activity.
During the 12-month period, the Fund’s overall equity allocation decreased from 100% to 96% of net assets. Within equities, the Fund increased exposure to the industrials and consumer staples sectors, and decreased exposure to consumer discretionary, real estate, information technology, materials and energy. From a regional perspective, the Fund increased exposure to Japan and select emerging markets, and reduced exposure to Europe, the United States, China and Canada.
Describe portfolio positioning at period end.
Relative to its benchmark, the Fund ended the reporting period overweight in the information technology, energy, healthcare and consumer discretionary sectors, and was underweight in consumer staples, financials, industrials, real estate, utilities and materials. From a regional perspective, the Fund was overweight in Japan and the United Kingdom, and was underweight in Europe, Australia, the United States and Canada.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
GROWTH OF $10,000 INVESTMENT
The Fund commenced operations on June 1, 2017.
(a)
Assuming transaction costs and other operating expenses, including investment advisory fees.
(b)
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities.
(c)
A broad global equity index that captures large- and mid-cap representation across certain developed markets countries.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of April 30, 2024(continued)

BlackRock GA Dynamic Equity Fund
Performance
	Average Annual Total Returns(a)
	1 Year	5 Years	Since Inception(b)
Institutional	17.11%	10.28%	9.26%
Class K	17.22	10.35	9.32
MSCI World Index	18.39	10.46	9.97

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees, and how performance was calculated for certain share classes.
(b)	The Fund commenced operations on June 1, 2017.
Past performance is not an indication of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Expense Example
	Actual			Hypothetical 5% Return
	Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period(a)	Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,195.20	$ 3.01	$ 1,000.00	$ 1,022.12	$ 2.77	0.55%
Class K	1,000.00	1,195.20	2.69	1,000.00	1,022.41	2.48	0.49

(a)
For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.
Portfolio Information

TEN LARGEST HOLDINGS
Security(a)	Percent of Net Assets
Microsoft Corp.	5.9%
Amazon.com, Inc.	3.7
NVIDIA Corp.	3.6
Alphabet, Inc., Class C	2.6
JPMorgan Chase & Co.	2.4
Apple, Inc.	2.4
Mastercard, Inc., Class A	1.9
Danaher Corp.	1.9
BAE Systems PLC	1.7
Eli Lilly & Co.	1.7

GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Net Assets
United States	73.7%
Japan	6.9
United Kingdom	3.5
France	2.6
Canada	2.4
Netherlands	1.6
Germany	1.4
Italy	1.3
Spain	1.2
Other#	4.4
Other Assets Less Liabilities	1.0

(a)	Excludes short-term securities.
#	Includes holdings within countries/geographic regions that are less than 1.0% of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.
Fund Summary

About Fund Performance
Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. On November 30, 2018, all issued and outstanding shares of each Fund were redesignated as Class K Shares. Institutional Shares performance shown prior to the Institutional Shares inception date of November 30, 2018 is that of Class K Shares (which have no distribution or service fees) and was restated to reflect Institutional Shares fees and expenses.
Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value ("NAV") on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.
BlackRock Advisors, LLC (the "Manager"), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower.  With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.
Disclosure of Expenses
Shareholders of each Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.
The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”
The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.
The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.
Derivative Financial Instruments
The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments
April 30, 2024
BlackRock GA Disciplined Volatility Equity Fund
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
China — 6.7%
AAC Technologies Holdings, Inc.	159,000	$ 506,039
Baidu, Inc., Class A (a)	45,050	583,649
Bank of China Ltd., Class H	1,020,000	457,460
BeiGene Ltd. (a)	37,000	438,916
Bilibili, Inc., Class Z (a)	23,480	298,153
Bosideng International Holdings Ltd.	568,000	328,797
China Construction Bank Corp., Class H	1,141,000	738,216
China Hongqiao Group Ltd.	333,500	460,190
China Minsheng Banking Corp. Ltd., Class H	540,000	197,576
China Tower Corp. Ltd., Class H (b)	9,152,000	1,071,327
Contemporary Amperex Technology Co. Ltd., Class A	18,800	524,926
COSCO SHIPPING Holdings Co. Ltd., Class H	662,500	857,165
Great Wall Motor Co. Ltd., Class A	60,000	216,038
Haidilao International Holding Ltd. (b)	424,000	956,632
Humanwell Healthcare Group Co. Ltd., Class A	144,200	401,394
Industrial & Commercial Bank of China Ltd., Class H	944,000	506,199
JD.com, Inc., Class A	45,900	661,344
Jiangxi Copper Co. Ltd., Class A	67,700	242,325
Kuaishou Technology (a)(b)	131,900	924,712
Li Auto, Inc., Class A (a)	86,500	1,133,314
Nongfu Spring Co. Ltd., Class H (b)	492,600	2,893,985
People’ s Insurance Co. Group of China Ltd., Class A	546,300	393,536
PetroChina Co. Ltd., Class H	1,114,000	1,037,959
Piotech, Inc., Class A	20,387	506,128
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	439,800	624,982
Shenzhen Capchem Technology Co. Ltd., Class A	182,600	844,834
Shenzhen Transsion Holdings Co. Ltd., Class A	36,934	733,211
Sunny Optical Technology Group Co. Ltd.	82,700	400,079
Tencent Holdings Ltd.	47,300	2,075,674
Tongcheng Travel Holdings Ltd. (a)	175,200	461,105
Topsports International Holdings Ltd. (b)	1,063,000	738,227
Trip.com Group Ltd. (a)	8,450	411,577
Weichai Power Co. Ltd., Class A	289,600	693,582
Wilmar International Ltd.	762,900	1,793,252
WuXi AppTec Co. Ltd., Class H (b)	111,200	500,521
Xiaomi Corp., Class B (a)(b)	858,200	1,870,813
Yutong Bus Co. Ltd., Class A	305,700	1,077,420
Zhongji Innolight Co. Ltd., Class A	21,200	533,461
		29,094,718
Denmark — 2.4%
DSV A/S	2,260	321,077
Novo Nordisk A/S, Class B	77,574	9,948,260
		10,269,337
France — 2.5%
Hermes International SCA	1,527	3,655,623
L’ Oreal SA	2,161	1,013,192
LVMH Moet Hennessy Louis Vuitton SE	7,784	6,394,058
		11,062,873
Germany — 0.6%
MTU Aero Engines AG, Class N	5,848	1,408,882
Rational AG	444	378,731
Symrise AG	8,774	940,500
		2,728,113
Greece — 0.1%
National Bank of Greece SA (a)	36,253	292,490
Hong Kong — 1.0%
AIA Group Ltd.	96,400	706,068
Security	Shares	Value
Hong Kong (continued)
HKT Trust & HKT Ltd., Class SS	1,584,000	$ 1,748,699
Hongkong Land Holdings Ltd.	267,600	855,030
Jardine Matheson Holdings Ltd.	23,800	913,206
		4,223,003
India — 3.1%
Asian Paints Ltd.	43,338	1,490,737
Bajaj Auto Ltd.	5,876	627,309
Bharat Petroleum Corp. Ltd.	132,640	965,166
Eicher Motors Ltd.	11,699	644,072
HCL Technologies Ltd.	82,456	1,345,268
Hindustan Aeronautics Ltd.	23,850	1,125,520
Hindustan Petroleum Corp. Ltd.	96,389	571,752
Indian Oil Corp. Ltd.	538,781	1,088,005
Kotak Mahindra Bank Ltd.	101,496	1,972,615
Petronet LNG Ltd.	55,620	206,450
Power Grid Corp. of India Ltd.	251,983	908,847
Shree Cement Ltd.	2,267	663,707
Sun Pharmaceutical Industries Ltd.	13,112	235,559
Tata Consultancy Services Ltd.	31,053	1,417,262
UltraTech Cement Ltd.	3,231	385,343
		13,647,612
Indonesia — 0.2%
Bank Central Asia Tbk PT	1,152,000	692,679
Bank Syariah Indonesia Tbk PT	1,305,700	211,503
		904,182
Ireland — 0.3%
Kingspan Group PLC	13,820	1,229,256
Italy — 1.4%
Ferrari NV	13,392	5,507,790
UniCredit SpA	12,501	458,841
		5,966,631
Japan — 7.6%
Azbil Corp.	34,100	952,413
Daiichi Sankyo Co. Ltd.	67,200	2,261,796
Eisai Co. Ltd.	21,000	862,450
Fast Retailing Co. Ltd.	4,300	1,124,317
FUJIFILM Holdings Corp.	27,200	578,611
Inpex Corp.	24,500	367,005
Keyence Corp.	200	87,954
Kyushu Railway Co.	22,700	488,411
LY Corp.	110,400	265,251
Makita Corp.	45,000	1,302,789
Mazda Motor Corp.	105,300	1,191,941
MEIJI Holdings Co. Ltd.	62,400	1,396,160
Mitsubishi Electric Corp.	67,600	1,178,263
Mitsui OSK Lines Ltd.	42,700	1,355,280
MS&AD Insurance Group Holdings, Inc.	71,900	1,292,693
NIDEC Corp.	34,900	1,634,466
Nippon Paint Holdings Co. Ltd.	387,400	2,479,753
Nippon Steel Corp.	45,300	1,015,577
Nomura Research Institute Ltd.	105,600	2,555,297
Obic Co. Ltd.	3,400	436,786
Ono Pharmaceutical Co. Ltd.	75,200	1,083,132
Oracle Corp. Japan	8,600	645,383
Otsuka Corp.	76,700	1,525,419
Panasonic Holdings Corp.	160,300	1,399,171
SCREEN Holdings Co. Ltd.	3,400	350,802
SCSK Corp.	46,100	838,061
Shiseido Co. Ltd.	51,100	1,367,857
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock GA Disciplined Volatility Equity Fund
(Percentages shown are based on Net Assets)
Security	Shares	Value
Japan (continued)
Sysmex Corp.	11,900	$ 190,285
Takeda Pharmaceutical Co. Ltd.	41,000	1,077,565
TDK Corp.	13,400	597,787
Tokyo Electron Ltd.	3,200	701,906
Toyota Tsusho Corp.	11,700	743,885
		33,348,466
Netherlands — 1.9%
ASML Holding NV	9,405	8,191,874
BE Semiconductor Industries NV	1,955	259,378
		8,451,252
Peru — 0.1%
Credicorp Ltd.	1,526	252,721
Singapore — 0.2%
Singapore Telecommunications Ltd.	217,400	377,031
United Overseas Bank Ltd.	26,800	594,713
		971,744
South Korea — 0.6%
Hanwha Aerospace Co. Ltd.	3,264	495,790
KakaoBank Corp.	44,820	803,884
Krafton, Inc. (a)	1,533	263,839
Orion Corp./Republic of Korea	12,401	829,922
Samsung Biologics Co. Ltd. (a)(b)	724	406,930
		2,800,365
Sweden — 0.3%
Assa Abloy AB, Class B	43,571	1,151,207
Switzerland — 0.2%
Sika AG, Registered Shares	3,469	986,797
Taiwan — 2.8%
Acer, Inc.	743,000	1,022,333
Advantech Co. Ltd.	114,898	1,336,427
ASE Technology Holding Co. Ltd.	90,000	404,874
Asustek Computer, Inc.	96,000	1,258,823
Chunghwa Telecom Co. Ltd.	242,000	919,802
Compal Electronics, Inc.	1,604,000	1,749,577
Far EasTone Telecommunications Co. Ltd.	136,000	337,336
Hon Hai Precision Industry Co. Ltd.	82,000	390,349
Inventec Corp.	292,000	468,432
MediaTek, Inc.	45,000	1,356,803
Quanta Computer, Inc.	239,000	1,875,728
Realtek Semiconductor Corp.	14,000	220,852
Wistron Corp.	89,000	304,741
Wiwynn Corp.	3,000	213,417
WPG Holdings Ltd.	214,000	577,976
		12,437,470
United Kingdom — 1.7%
Auto Trader Group PLC (b)	84,322	731,028
London Stock Exchange Group PLC	26,222	2,890,715
Spirax-Sarco Engineering PLC	32,751	3,603,835
		7,225,578
United States — 60.6%
Abbott Laboratories	11,633	1,232,749
AbbVie, Inc.	12,381	2,013,646
Adobe, Inc. (a)	2,418	1,119,123
AES Corp. (c)	102,890	1,841,732
Alphabet, Inc., Class C (a)	37,586	6,188,159
Altair Engineering, Inc., Class A (a)	35,862	2,885,098
Amazon.com, Inc. (a)	5,432	950,600
American Water Works Co., Inc.	20,900	2,556,488
Security	Shares	Value
United States (continued)
Amgen, Inc.	8,068	$ 2,210,148
ANSYS, Inc. (a)	6,932	2,252,068
Applied Materials, Inc.	17,387	3,453,928
AT&T, Inc.	108,829	1,838,122
Atlassian Corp., Class A (a)	2,689	463,315
Atmos Energy Corp.	3,541	417,484
Aura Biosciences, Inc. (a)	16,281	120,479
AutoZone, Inc. (a)	617	1,824,099
Becton Dickinson & Co.	4,532	1,063,207
BioMarin Pharmaceutical, Inc. (a)	5,275	426,009
Boeing Co. (a)	4,046	679,081
Booking Holdings, Inc.	559	1,929,685
Boston Scientific Corp. (a)	1,589	114,201
Bristol-Myers Squibb Co.	36,672	1,611,368
Builders FirstSource, Inc. (a)	2,521	460,889
Bunge Global SA	6,768	688,712
Cadence Design Systems, Inc. (a)	27,734	7,644,322
Campbell Soup Co.	36,692	1,677,191
Cardinal Health, Inc.	7,377	760,126
Carnival Corp. (a)	71,503	1,059,674
Cencora, Inc.	4,270	1,020,743
Centene Corp. (a)	19,242	1,405,820
Cheniere Energy, Inc.	6,132	967,752
Cincinnati Financial Corp.	2,005	231,958
Cisco Systems, Inc.	18,870	886,513
Citigroup, Inc.	28,456	1,745,206
CME Group, Inc., Class A	1,429	299,576
Coca-Cola Co.	12,605	778,611
Conagra Brands, Inc.	41,978	1,292,083
ConocoPhillips	3,047	382,764
Copart, Inc. (a)	46,962	2,550,506
Costco Wholesale Corp.	5,714	4,130,651
Cummins, Inc.	1,945	549,443
Deckers Outdoor Corp. (a)	2,733	2,236,878
Dell Technologies, Inc., Class C	3,257	405,952
Delta Air Lines, Inc.	8,652	433,206
DocuSign, Inc. (a)	20,808	1,177,733
Duke Energy Corp.	31,249	3,070,527
Dynatrace, Inc. (a)	22,911	1,038,097
Electronic Arts, Inc.	25,840	3,277,029
Enterprise Products Partners LP	8,508	238,905
EOG Resources, Inc.	4,353	575,162
Eversource Energy	5,416	328,318
Expeditors International of Washington, Inc.	8,562	953,036
FirstEnergy Corp.	10,660	408,704
Floor & Decor Holdings, Inc., Class A (a)	37,978	4,190,113
Franklin Resources, Inc.	96,342	2,200,451
General Mills, Inc.	42,091	2,965,732
General Motors Co.	27,176	1,210,147
Gilead Sciences, Inc.	35,265	2,299,278
GoDaddy, Inc., Class A (a)	8,502	1,040,475
Hartford Financial Services Group, Inc.	10,441	1,011,628
Healthpeak Properties, Inc.	118,602	2,207,183
Hormel Foods Corp.	27,459	976,442
Incyte Corp. (a)	14,240	741,192
Insulet Corp. (a)	1,760	302,614
Interpublic Group of Cos., Inc.	9,197	279,957
Intuit, Inc.	6,821	4,267,354
Intuitive Surgical, Inc. (a)	13,091	4,851,786
Johnson & Johnson	36,378	5,259,895
Kellanova	42,001	2,430,178
Keysight Technologies, Inc. (a)	8,299	1,227,754
Kimberly-Clark Corp.	20,519	2,801,459

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock GA Disciplined Volatility Equity Fund
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
KLA Corp.	1,285	$ 885,738
Kraft Heinz Co.	12,809	494,555
Kroger Co.	4,293	237,746
Lam Research Corp.	769	687,801
Las Vegas Sands Corp.	5,908	262,079
Lennox International, Inc.	2,954	1,368,943
Linde PLC	1,906	840,470
Lockheed Martin Corp.	5,849	2,719,376
Lululemon Athletica, Inc. (a)	2,536	914,482
M&T Bank Corp.	1,571	226,837
Marathon Petroleum Corp.	355	64,511
Marsh & McLennan Cos., Inc.	3,667	731,310
Marvell Technology, Inc.	50,014	3,296,423
Masco Corp.	15,796	1,081,236
Masimo Corp. (a)	36,980	4,970,482
Mastercard, Inc., Class A	12,328	5,562,394
McCormick & Co., Inc.	7,118	541,395
McDonald’s Corp.	9,299	2,538,999
McKesson Corp.	7,753	4,164,989
Merck & Co., Inc.	10,665	1,378,131
Meta Platforms, Inc., Class A	11,895	5,116,872
MGM Resorts International (a)	24,217	955,118
Microsoft Corp. (c)	30,799	11,990,975
Molson Coors Beverage Co., Class B	12,996	744,151
Mondelez International, Inc., Class A	10,278	739,399
Motorola Solutions, Inc.	11,485	3,895,138
MSCI, Inc., Class A	4,705	2,191,542
Nasdaq, Inc.	5,389	322,532
NetApp, Inc.	6,756	690,531
Netflix, Inc. (a)	4,308	2,372,157
Neurocrine Biosciences, Inc. (a)	3,885	534,343
News Corp., Class A	26,083	620,775
NiSource, Inc.	10,454	291,248
Northrop Grumman Corp.	648	314,299
Nucor Corp.	7,404	1,247,796
NVIDIA Corp.	1,468	1,268,381
Owens Corning	4,395	739,283
PepsiCo, Inc.	13,401	2,357,370
Principal Financial Group, Inc.	16,164	1,279,219
Procter & Gamble Co.	7,529	1,228,733
Progressive Corp.	7,775	1,619,144
Prologis, Inc.	2,625	267,881
Regeneron Pharmaceuticals, Inc. (a)	2,856	2,543,725
Reliance, Inc.	1,972	561,468
Republic Services, Inc.	8,637	1,655,713
ResMed, Inc.	4,598	983,926
ROBLOX Corp., Class A (a)	15,152	538,805
Rollins, Inc.	33,574	1,496,057
Roper Technologies, Inc.	10,763	5,504,844
Royal Caribbean Cruises Ltd. (a)	9,068	1,266,165
S&P Global, Inc.	12,384	5,149,639
Samsara, Inc., Class A (a)	8,425	294,285
Seagate Technology Holdings PLC	10,664	916,144
Sempra	20,909	1,497,712
Shell PLC	7,328	261,857
Skyworks Solutions, Inc.	5,276	562,369
Southern Co.	7,158	526,113
Security	Shares	Value
United States (continued)
Starbucks Corp.	16,117	$ 1,426,193
State Street Corp.	34,383	2,492,424
T Rowe Price Group, Inc.	3,022	331,121
Thermo Fisher Scientific, Inc.	9,047	5,145,210
TJX Cos., Inc.	28,975	2,726,258
T-Mobile U.S., Inc.	4,162	683,276
TransDigm Group, Inc.	3,491	4,356,873
Travelers Cos., Inc.	11,342	2,406,319
Ulta Beauty, Inc. (a)	1,973	798,749
UnitedHealth Group, Inc.	1,491	721,197
Universal Health Services, Inc., Class B	4,673	796,419
VeriSign, Inc. (a)	1,663	281,845
Verisk Analytics, Inc.	5,381	1,172,843
Verizon Communications, Inc.	30,264	1,195,125
Vertex Pharmaceuticals, Inc. (a)	9,649	3,790,224
Visa, Inc., Class A	26,475	7,111,450
Walmart, Inc.	74,474	4,420,032
Warner Bros Discovery, Inc., Class A (a)	606	4,460
Waste Management, Inc.	7,662	1,593,849
WEC Energy Group, Inc.	6,731	556,250
Workday, Inc., Class A (a)	8,093	1,980,600
Xcel Energy, Inc.	31,453	1,689,970
Zoetis, Inc., Class A	5,686	905,439
Zscaler, Inc. (a)	2,361	408,311
		264,638,557
Total Long-Term Investments — 94.3% (Cost: $383,404,326)		411,682,372
Short-Term Securities
Money Market Funds — 4.9%
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 5.18%(d)(e)	21,173,836	21,173,836
Total Short-Term Securities — 4.9% (Cost: $21,173,836)		21,173,836
Options Purchased — 0.0% (Cost: $58,545)		2,548
Total Investments Before Options Written — 99.2% (Cost: $404,636,707)		432,858,756
Options Written — (0.0)% (Premiums Received: $(14,984))		(27,803)
Total Investments, Net of Options Written — 99.2% (Cost: $404,621,723)		432,830,953
Other Assets Less Liabilities — 0.8%		3,603,040
Net Assets — 100.0%		$ 436,433,993

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock GA Disciplined Volatility Equity Fund

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 04/30/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/24	Shares Held at 04/30/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Shares	$ 3,818,942	$ 17,354,894 (a)	$ —	$ —	$ —	$ 21,173,836	21,173,836	$ 638,812	$ —

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	88,891,819	USD	1,061,690	Royal Bank of Canada	06/20/24	$ 1,243
USD	1,211,445	AUD	1,859,906	Canadian Imperial Bank of Commerce	06/20/24	4,845
USD	1,608,383	CAD	2,167,973	Citibank N.A.	06/20/24	32,301
USD	924,250	CHF	843,855	Nomura International PLC	06/20/24	1,290
USD	8,435,644	DKK	57,308,827	JPMorgan Chase Bank N.A.	06/20/24	214,809
USD	1,183,600	EUR	1,105,848	Canadian Imperial Bank of Commerce	06/20/24	1,089
USD	992,667	EUR	908,302	Deutsche Bank AG	06/20/24	21,397
USD	1,934,317	EUR	1,804,764	Deutsche Bank AG	06/20/24	4,437
USD	21,580,160	EUR	19,679,193	Royal Bank of Canada	06/20/24	536,704
USD	4,361,330	GBP	3,408,935	Royal Bank of Canada	06/20/24	100,609
USD	1,201,866	MXN	20,532,608	Morgan Stanley & Co. International PLC	06/20/24	12,409
USD	795,420	SEK	8,112,837	Barclays Bank PLC	06/20/24	57,652
USD	1,083,189	SEK	11,891,097	JPMorgan Chase Bank N.A.	06/20/24	1,833
USD	1,403,038	SGD	1,904,757	Morgan Stanley & Co. International PLC	06/20/24	4,519
						995,137
AUD	2,067,903	USD	1,368,583	Morgan Stanley & Co. International PLC	06/20/24	(27,046)
CHF	1,189,525	USD	1,310,880	UBS AG	06/20/24	(9,846)
CHF	3,416,448	USD	3,929,712	UBS AG	06/20/24	(192,997)
HKD	114,198,575	USD	14,635,996	JPMorgan Chase Bank N.A.	06/20/24	(16,193)
HKD	3,555,347	USD	455,305	UBS AG	06/20/24	(146)
INR	207,284,011	USD	2,482,568	BNP Paribas SA	06/20/24	(3,949)
INR	576,541,641	USD	6,942,354	Goldman Sachs International	06/20/24	(48,300)
JPY	81,002,571	USD	527,080	Bank of America N.A.	06/20/24	(9,657)
JPY	2,219,876,008	USD	15,255,953	Nomura International PLC	06/20/24	(1,075,954)
MXN	12,881,538	USD	748,993	JPMorgan Chase Bank N.A.	06/20/24	(2,763)
SEK	5,247,196	USD	483,840	BNP Paribas SA	06/20/24	(6,669)
SGD	3,519,511	USD	2,652,686	BNP Paribas SA	06/20/24	(68,576)
TWD	79,969,098	USD	2,457,820	BNP Paribas SA	06/20/24	(5,570)
TWD	31,244,639	USD	993,160	Royal Bank of Canada	06/20/24	(35,044)
TWD	34,247,297	USD	1,062,293	Royal Bank of Canada	06/20/24	(12,101)
TWD	154,281,678	USD	4,941,270	UBS AG	06/20/24	(210,227)
USD	1,411,360	GBP	1,133,279	Morgan Stanley & Co. International PLC	06/20/24	(5,090)
						(1,730,128)
						$ (734,991)
Exchange-Traded Options Purchased
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Hermes International SCA	1	05/17/24	EUR	2,520.00	EUR	224	$ 432
LVMH Moet Hennessy Louis Vuitton SE	4	05/17/24	EUR	880.00	EUR	308	461

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock GA Disciplined Volatility Equity Fund

Exchange-Traded Options Purchased (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Thermo Fisher Scientific, Inc.	7	05/17/24	USD	610.00	USD	398	$ 455
STMicroelectronics NV, ADR	120	06/21/24	USD	50.00	USD	475	1,200
							$ 2,548
Exchange-Traded Options Written
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
Hermes International SCA	1	05/17/24	EUR	2,140.00	EUR	224	$ (1,379)
LVMH Moet Hennessy Louis Vuitton SE	4	05/17/24	EUR	740.00	EUR	308	(1,616)
Thermo Fisher Scientific, Inc.	7	05/17/24	USD	520.00	USD	398	(507)
STMicroelectronics NV, ADR	120	06/21/24	USD	40.00	USD	475	(24,301)
							$ (27,803)
OTC Total Return Swaps
Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)	Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Monthly	Citibank N.A.(b)	02/26/25 – 02/24/28	$(8,483,493)	$(542,839)(c)	$(9,464,112)	22.5%
	Monthly	JPMorgan Chase Bank N.A.(d)	02/10/25 – 02/18/25	(453,139)	182,606 (e)	(290,203)	9.5
					$(360,233)	$(9,754,315)

(a)
The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $437,780 of net dividends and financing fees.
(e)	Amount includes $19,670 of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:
	(b)	(d)
Range: Benchmarks:	0-115 basis points USD - 1D Overnight Bank Funding Rate (OBFR01)	6-151 basis points USD - 1D Overnight Bank Funding Rate (OBFR01)
The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Citibank N.A. as of period end, termination dates 02/26/25 — 02/24/28:
Security	Shares	Value	% of Basket Value
Reference Entity — Long
Common Stocks
Australia
Coles Group Ltd.	135,487	$1,413,023	(14.9)%
Belgium
Syensqo SA	5,658	524,449	(5.5)
Brazil
B3 SA - Brasil Bolsa Balcao	279,387	580,554	(6.1)
BB Seguridade Participacoes SA	99,989	620,045	(6.6)
Telefonica Brasil SA	119,746	1,091,703	(11.6)
Security	Shares	Value	% of Basket Value
Brazil (continued)
WEG SA	87,366	$665,432	(7.0)%
Wheaton Precious Metals Corp.	12,933	673,777	(7.1)
		3,631,511
Canada
Enbridge, Inc.	24,328	865,039	(9.2)
Power Corp. of Canada	84,988	2,264,453	(23.9)
Toronto-Dominion Bank	20,881	1,241,294	(13.1)
		4,370,786
Denmark
AP Moller - Maersk A/S, Class B	372	539,053	(5.7)
Novo Nordisk A/S	12,141	1,556,988	(16.4)
Svitzer A/S	744	25,001	(0.3)
Vestas Wind Systems A/S	60,805	1,629,491	(17.2)
		3,750,533
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock GA Disciplined Volatility Equity Fund

Security	Shares	Value	% of Basket Value
Finland
Elisa OYJ	40,671	$1,833,829	(19.4)%
France
Carrefour SA	74,004	1,244,986	(13.2)
Germany
Deutsche Telekom AG	18,372	420,821	(4.4)
Fresenius Medical Care AG	13,865	583,754	(6.2)
RWE AG	73,865	2,573,127	(27.2)
		3,577,702
Mexico
Cemex SAB de CV	748,034	592,550	(6.2)
Wal-Mart de Mexico SAB de CV	57,355	214,009	(2.3)
		806,559
Netherlands
Koninklijke KPN NV	961,202	3,493,135	(36.9)
Wolters Kluwer NV	6,585	985,817	(10.4)
		4,478,952
New Zealand
Xero Ltd.	4,212	327,012	(3.5)
Norway
Orkla ASA	55,002	374,146	(4.0)
South Africa
Nedbank Group Ltd.	42,860	521,142	(5.5)
Spain
Banco Santander SA	182,902	889,934	(9.4)
Sweden
Telia Co. AB	629,787	1,440,623	(15.2)
Volvo AB, Class B	90,395	2,300,840	(24.3)
		3,741,463
Switzerland
Banque Cantonale Vaudoise	12,110	1,266,398	(13.4)
Kuehne & Nagel International AG, Registered Shares	1,043	275,661	(2.9)
Novartis AG, Registered Shares	58,711	5,698,342	(60.2)
SGS SA	9,659	850,529	(9.0)
		8,090,930
United Kingdom
J Sainsbury PLC	261,500	857,766	(9.1)
United States
Nestle SA	25,321	2,542,233	(26.8)
Roche Holding AG	1,842	441,369	(4.7)
		2,983,602

Preferred Stocks
Brazil
Cia Energetica de Minas Gerais	381,452	717,711	(7.6)
Petroleo Brasileiro SA	55,817	451,687	(4.7)
Total Reference Entity — Long		44,587,723
Security	Shares	Value	% of Basket Value
Reference Entity — Short
Common Stocks
Australia
Pilbara Minerals Ltd.	(26,391)	$(67,189)	0.7%
Belgium
UCB SA	(7,137)	(946,439)	10.0
Brazil
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	(20,262)	(315,367)	3.3
Hapvida Participacoes e Investimentos SA	(1,494,092)	(1,061,741)	11.2
Natura & Co. Holding SA	(143,275)	(457,754)	4.9
		(1,834,862)
Canada
Ivanhoe Mines Ltd.	(2,264)	(30,688)	0.3
China
Beijing Enterprises Water Group Ltd.	(1,555,735)	(392,373)	4.2
C&D International Investment Group Ltd.	(121,543)	(240,766)	2.5
China Literature Ltd.	(382,200)	(1,365,238)	14.4
Country Garden Services Holdings Co. Ltd.	(41,000)	(27,353)	0.3
Guangdong Investment Ltd.	(522,000)	(272,675)	2.9
Sinopharm Group Co. Ltd.	(205,600)	(519,214)	5.5
Wharf Holdings Ltd.	(170,000)	(546,951)	5.8
		(3,364,570)
Finland
Nokia OYJ	(178,647)	(649,445)	6.9
France
Remy Cointreau SA	(3,141)	(297,986)	3.1
Sartorius Stedim Biotech	(2,551)	(549,401)	5.8
Teleperformance SE	(5,923)	(536,533)	5.7
Worldline SA	(48,176)	(499,706)	5.3
		(1,883,626)
Germany
Siemens Energy AG	(105,164)	(2,159,379)	22.8
Vonovia SE	(16,911)	(488,661)	5.2
		(2,648,040)
Italy
DiaSorin SpA	(4,532)	(457,720)	4.8
Nexi SpA	(120,460)	(700,855)	7.4
		(1,158,575)
Japan
Disco Corp.	(1,400)	(398,784)	4.2
Lasertec Corp.	(1,900)	(409,840)	4.3
Mitsubishi Heavy Industries Ltd.	(65,700)	(587,431)	6.2
Olympus Corp.	(44,600)	(621,265)	6.6
Rakuten Group, Inc.	(358,100)	(1,722,261)	18.2
Sharp Corp.	(75,000)	(393,688)	4.2
Suzuki Motor Corp.	(50,600)	(589,277)	6.2
		(4,722,546)
Mexico
Industrias Penoles SAB de CV	(25,395)	(368,545)	3.9
Netherlands
OCI NV	(31,584)	(849,501)	9.0

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock GA Disciplined Volatility Equity Fund

Security	Shares	Value	% of Basket Value
Norway
Salmar ASA	(9,757)	$(613,823)	6.5%
South Korea
Delivery Hero SE, Class A	(54,558)	(1,526,399)	16.1
LG Energy Solution Ltd.	(2,348)	(653,258)	6.9
		(2,179,657)
Spain
Grifols SA	(139,564)	(1,277,353)	13.5
Sweden
Beijer Ref AB, Class B	(51,612)	(727,386)	7.7
EQT AB	(55,790)	(1,505,178)	15.9
Skanska AB	(37,646)	(646,695)	6.8
		(2,879,259)
Switzerland
Bachem Holding AG	(3,775)	(327,526)	3.5
DSM-Firmenich AG	(6,469)	(725,527)	7.7
Helvetia Holding AG	(2,966)	(387,969)	4.1
Sandoz Group AG	(15,448)	(525,029)	5.5
Swiss Life Holding AG	(3,189)	(2,151,796)	22.7
		(4,117,847)
United Kingdom
Entain PLC	(65,133)	(635,451)	6.7
St James’s Place PLC	(113,761)	(615,594)	6.5
		(1,251,045)
United States
Albemarle Corp.	(8,556)	(1,029,372)	10.9
Aspen Technology, Inc.	(5,800)	(1,141,846)	12.1
Avantor, Inc.	(16,325)	(395,555)	4.2
Bath & Body Works, Inc.	(25,910)	(1,176,832)	12.4
Blackstone, Inc., Class A	(3,023)	(352,512)	3.7
Boston Properties, Inc.	(19,929)	(1,233,406)	13.0
Celsius Holdings, Inc.	(8,127)	(579,211)	6.1
Charter Communications, Inc.	(4,357)	(1,115,131)	11.8
Cleveland-Cliffs, Inc.	(12,598)	(212,906)	2.2
Coinbase Global, Inc., Class A	(1,530)	(312,013)	3.3
Constellation Energy Corp.	(3,314)	(616,205)	6.5
Darling Ingredients, Inc.	(40,915)	(1,733,569)	18.3
Enphase Energy, Inc.	(7,365)	(801,017)	8.5
Entegris, Inc.	(2,272)	(301,994)	3.2
EQT Corp.	(27,543)	(1,104,199)	11.7
FedEx Corp.	(1,251)	(327,487)	3.5
FMC Corp.	(12,540)	(739,985)	7.8
GE HealthCare, Inc.	(16,514)	(1,259,027)	13.3
Hasbro, Inc.	(10,486)	(642,792)	6.8
Lattice Semiconductor Corp.	(8,535)	(585,501)	6.2
Liberty Media Corp.-Liberty SiriusXM	(11,324)	(272,455)	2.9
MongoDB, Inc., Class A	(647)	(236,272)	2.5
Paylocity Holding Corp.	(2,994)	(464,549)	4.9
Repligen Corp.	(3,479)	(571,252)	6.0
Super Micro Computer, Inc.	(1,444)	(1,240,107)	13.1
Tesla, Inc.	(6,302)	(1,155,031)	12.2
Toro Co.	(10,570)	(925,826)	9.8
U-Haul Holding Co.	(5,666)	(347,439)	3.7
Security	Shares	Value	% of Basket Value
United States (continued)
Viatris, Inc.	(38,112)	$(440,956)	4.6%
Walgreens Boots Alliance, Inc.	(27,823)	(493,302)	5.2
Western Digital Corp.	(15,473)	(1,095,953)	11.6
Zebra Technologies Corp.	(970)	(305,123)	3.2
		(23,208,825)

Total Reference Entity — Short		(54,051,835)
Net Value of Reference Entity — Citibank N.A.		$(9,464,112)
The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination dates 02/10/25 — 02/18/25:
Security	Shares	Value	% of Basket Value
Reference Entity — Long
Common Stocks
Australia
BHP Group Ltd.	35,850	$983,226	(338.8)%
Brambles Ltd.	50,710	477,062	(164.4)
Woolworths Group Ltd.	72,594	1,489,419	(513.2)
		2,949,707
Belgium
Ageas SA/NV	18,130	832,195	(286.8)
Canada
Fairfax Financial Holdings Ltd.	348	378,350	(130.4)
Franco-Nevada Corp.	19,346	2,328,855	(802.5)
		2,707,205
China
Prosus NV	81,397	2,723,540	(938.5)
France
La Francaise des Jeux SAEM	7,838	295,373	(101.8)
Italy
Mediobanca Banca di Credito Finanziario SpA	38,895	552,624	(190.4)
Netherlands
Koninklijke Ahold Delhaize NV	44,668	1,355,861	(467.2)
Norway
Equinor ASA	29,648	788,885	(271.9)
Poland
Powszechny Zaklad Ubezpieczen SA	166,565	2,096,368	(722.4)
Saudi Arabia
Arabian Internet & Communications Services Co.	4,185	387,025	(133.4)
Dr Sulaiman Al Habib Medical Services Group Co.	3,517	290,813	(100.2)
Etihad Etisalat Co.	58,185	806,703	(278.0)
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock GA Disciplined Volatility Equity Fund

Security	Shares	Value	% of Basket Value
Saudi Arabia (continued)
Saudi Arabian Oil Co.	35,944	$288,009	(99.2)%
Saudi Telecom Co.	53,972	541,570	(186.6)
		2,314,120
South Africa
Discovery Ltd.	54,709	349,510	(120.4)
FirstRand Ltd.	59,839	206,573	(71.2)
		556,083
Spain
Banco Bilbao Vizcaya Argentaria SA	129,434	1,399,696	(482.3)
United States
James Hardie Industries PLC	21,177	728,022	(250.8)
Roche Holding AG	205	53,927	(18.6)
Tenaris SA	32,657	542,342	(186.9)
		1,324,291

Total Reference Entity — Long		19,895,948
Reference Entity — Short
Common Stocks
Australia
CAR Group Ltd.	(44,815)	(971,746)	334.8
Mineral Resources Ltd.	(51,712)	(2,345,776)	808.3
Pilbara Minerals Ltd.	(88,187)	(224,516)	77.4
SEEK Ltd.	(92,377)	(1,427,023)	491.7
WiseTech Global Ltd.	(10,669)	(628,538)	216.6
		(5,597,599)
Brazil
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	(17,573)	(273,514)	94.2
Hapvida Participacoes e Investimentos SA	(630,829)	(448,284)	154.5
Localiza Rent a Car SA	(55,715)	(526,077)	181.3
		(1,247,875)
Canada
Ivanhoe Mines Ltd., Class A	(124,019)	(1,681,033)	579.3
China
Alibaba Health Information Technology Ltd.	(18,000)	(6,719)	2.3
C&D International Investment Group Ltd.	(98,000)	(194,130)	66.9
Country Garden Services Holdings Co. Ltd.	(728,000)	(485,678)	167.4
Hygeia Healthcare Holdings Co. Ltd.	(23,800)	(98,233)	33.8
Wharf Holdings Ltd.	(10,000)	(32,173)	11.1
XPeng, Inc., Class A	(67,100)	(272,034)	93.7
		(1,088,967)
Security	Shares	Value	% of Basket Value
France
Alstom SA	(13,239)	$(208,754)	71.9%
Italy
Telecom Italia SpA	(3,237,818)	(767,607)	264.5
Japan
Sharp Corp.	(85,100)	(446,704)	153.9
Poland
CD Projekt SA	(46,761)	(1,360,386)	468.8
South Africa
Harmony Gold Mining Co. Ltd.	(33,364)	(288,806)	99.5
Impala Platinum Holdings Ltd.	(134,612)	(599,233)	206.5
Northam Platinum Holdings Ltd.	(31,410)	(208,824)	72.0
		(1,096,863)
South Korea
L&F Co. Ltd.	(2,157)	(252,326)	87.0
Lotte Chemical Corp.	(3,730)	(288,244)	99.3
POSCO Future M Co. Ltd.	(3,852)	(774,936)	267.0
POSCO Holdings, Inc.	(3,322)	(958,997)	330.5
SKC Co. Ltd.	(2,688)	(212,453)	73.2
		(2,486,956)
Sweden
Beijer Ref AB, Class B	(44,598)	(628,536)	216.6
Switzerland
Bachem Holding AG	(16,781)	(1,455,949)	501.7
Taiwan
Powerchip Semiconductor Manufacturing Corp.	(402,000)	(280,868)	96.8
United Kingdom
Ocado Group PLC	(212,647)	(931,016)	320.8
Pepco Group NV	(50,728)	(239,170)	82.4
		(1,170,186)
		(19,518,283)
Preferred Stocks
Germany
Sartorius AG	(2,234)	(667,868)	230.2
		(667,868)
Total Reference Entity — Short		(20,186,151)
Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$(290,203)
Balances Reported in the Statements of Assets and Liabilities for OTC Swaps and Options Written
Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
OTC Swaps	$ —	$ —	$ 182,606	$ (542,839)	$ —
Options Written	N/A	N/A	3,201	(16,020)	(27,803)

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock GA Disciplined Volatility Equity Fund

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts Unrealized appreciation on forward foreign currency exchange contracts	$ —	$ —	$ —	$ 995,137	$ —	$ —	$ 995,137
Options purchased Investments at value — unaffiliated(a)	—	—	2,548	—	—	—	2,548
Swaps — OTC Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	182,606	—	—	—	182,606
	$ —	$ —	$ 185,154	$ 995,137	$ —	$ —	$ 1,180,291
Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts Unrealized depreciation on forward foreign currency exchange contracts	$ —	$ —	$ —	$ 1,730,128	$ —	$ —	$ 1,730,128
Options written Options written at value	—	—	27,803	—	—	—	27,803
Swaps — OTC Unrealized depreciation on OTC swaps; Swap premiums received	—	—	542,839	—	—	—	542,839
	$ —	$ —	$ 570,642	$ 1,730,128	$ —	$ —	$ 2,300,770

(a)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.
For the period ended April 30, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ (20,284)	$ —	$ —	$ —	$ (20,284)
Forward foreign currency exchange contracts	—	—	—	(1,263,628)	—	—	(1,263,628)
Options purchased(a)	—	—	(8,565)	—	—	—	(8,565)
Options written	—	—	10,234	—	—	—	10,234
Swaps	—	—	2,116,490	—	—	—	2,116,490
	$ —	$ —	$ 2,097,875	$ (1,263,628)	$ —	$ —	$ 834,247
Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$ —	$ —	$ —	$ (474,235)	$ —	$ —	$ (474,235)
Options purchased(b)	—	—	(55,997)	—	—	—	(55,997)
Options written	—	—	(12,819)	—	—	—	(12,819)
Swaps	—	—	(1,081,894)	—	—	—	(1,081,894)
	$ —	$ —	$ (1,150,710)	$ (474,235)	$ —	$ —	$ (1,624,945)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$182,644
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$27,614,371
Average amounts sold — in USD	$39,079,640
Options:
Average value of option contracts purchased	$2,071
Average value of option contracts written	$11,291
Total return swaps:
Average notional value	$(10,416,033)
Consolidated Schedule of Investments

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock GA Disciplined Volatility Equity Fund

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Fund’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Forward foreign currency exchange contracts	$ 995,137	$ 1,730,128
Options	2,548 (a)	27,803
Swaps — OTC(b)	182,606	542,839
Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,180,291	2,300,770
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,548)	(27,803)
Total derivative assets and liabilities subject to an MNA	$ 1,177,743	$ 2,272,967

(a)
Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statements of Assets and Liabilities and reported in the Consolidated
Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/(received) in the Consolidated Statements of Assets and Liabilities.
The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)
Barclays Bank PLC	$ 57,652	$ —	$ —	$ —	$ 57,652
Canadian Imperial Bank of Commerce	5,934	—	—	—	5,934
Citibank N.A.	32,301	(32,301)	—	—	—
Deutsche Bank AG	25,834	—	—	—	25,834
JPMorgan Chase Bank N.A.	399,248	(18,956)	—	(380,292)	—
Morgan Stanley & Co. International PLC	16,928	(16,928)	—	—	—
Nomura International PLC	1,290	(1,290)	—	—	—
Royal Bank of Canada	638,556	(47,145)	—	—	591,411
	$ 1,177,743	$ (116,620)	$ —	$ (380,292)	$ 680,831

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(c)(e)
Bank of America N.A.	$ 9,657	$ —	$ —	$ —	$ 9,657
BNP Paribas SA	84,764	—	—	—	84,764
Citibank N.A.	542,839	(32,301)	—	—	510,538
Goldman Sachs International	48,300	—	—	—	48,300
JPMorgan Chase Bank N.A.	18,956	(18,956)	—	—	—
Morgan Stanley & Co. International PLC	32,136	(16,928)	—	—	15,208
Nomura International PLC	1,075,954	(1,290)	—	—	1,074,664
Royal Bank of Canada	47,145	(47,145)	—	—	—
UBS AG	413,216	—	—	—	413,216
	$ 2,272,967	$ (116,620)	$ —	$ —	$ 2,156,347

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the
Consolidated Statements of Assets and Liabilities.

2024 BlackRock Annual Report to Shareholders

Consolidated Schedule of Investments (continued)
April 30, 2024
BlackRock GA Disciplined Volatility Equity Fund

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
China	$ 733,211	$ 28,361,507	$ —	$ 29,094,718
Denmark	—	10,269,337	—	10,269,337
France	—	11,062,873	—	11,062,873
Germany	—	2,728,113	—	2,728,113
Greece	292,490	—	—	292,490
Hong Kong	913,206	3,309,797	—	4,223,003
India	—	13,647,612	—	13,647,612
Indonesia	—	904,182	—	904,182
Ireland	—	1,229,256	—	1,229,256
Italy	—	5,966,631	—	5,966,631
Japan	—	33,348,466	—	33,348,466
Netherlands	—	8,451,252	—	8,451,252
Peru	252,721	—	—	252,721
Singapore	—	971,744	—	971,744
South Korea	—	2,800,365	—	2,800,365
Sweden	—	1,151,207	—	1,151,207
Switzerland	—	986,797	—	986,797
Taiwan	—	12,437,470	—	12,437,470
United Kingdom	—	7,225,578	—	7,225,578
United States	264,376,700	261,857	—	264,638,557
Short-Term Securities
Money Market Funds	21,173,836	—	—	21,173,836
Options Purchased
Equity Contracts	2,548	—	—	2,548
	$ 287,744,712	$ 145,114,044	$ —	$ 432,858,756
Derivative Financial Instruments(a)
Assets
Equity Contracts	$ —	$ 182,606	$ —	$ 182,606
Foreign Currency Exchange Contracts	—	995,137	—	995,137
Liabilities
Equity Contracts	(27,803)	(542,839)	—	(570,642)
Foreign Currency Exchange Contracts	—	(1,730,128)	—	(1,730,128)
	$ (27,803)	$ (1,095,224)	$ —	$ (1,123,027)

(a)
Derivative financial instruments are swaps, forward foreign currency exchange contracts and options written. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See notes to financial statements.
Consolidated Schedule of Investments

Schedule of Investments
April 30, 2024
BlackRock GA Dynamic Equity Fund
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Australia — 0.5%
Glencore PLC	558,743	$ 3,251,080
Canada — 2.4%
Cameco Corp.	73,624	3,359,463
Enbridge, Inc.	98,174	3,490,805
Suncor Energy, Inc.	249,076	9,504,204
		16,354,472
China — 0.9%
BYD Co. Ltd., Class H	150,500	4,125,591
Contemporary Amperex Technology Co. Ltd., Class A	75,600	2,110,872
		6,236,463
France — 2.6%
Accor SA	53,619	2,349,889
Cie de Saint-Gobain SA	50,258	3,974,536
EssilorLuxottica SA	19,706	4,201,942
LVMH Moet Hennessy Louis Vuitton SE	8,667	7,119,386
		17,645,753
Germany — 1.4%
adidas AG, Class N	16,419	3,956,702
Mercedes-Benz Group AG, Class N	73,792	5,581,692
		9,538,394
Hong Kong — 0.4%
AIA Group Ltd.	330,800	2,422,896
Israel — 0.6%
Nice Ltd., ADR (a)	19,351	4,325,142
Italy — 1.3%
Intesa Sanpaolo SpA	1,395,103	5,221,878
UniCredit SpA	104,302	3,828,339
		9,050,217
Japan — 6.9%
Daikin Industries Ltd.	7,700	1,050,983
FANUC Corp.	119,500	3,539,504
Honda Motor Co. Ltd.	221,900	2,524,684
Hoya Corp.	54,378	6,304,575
Japan Airlines Co. Ltd.	197,700	3,502,999
Keyence Corp.	13,800	6,068,820
Komatsu Ltd.	112,800	3,367,774
Mitsubishi UFJ Financial Group, Inc.	469,700	4,678,846
Mitsui & Co. Ltd.	119,200	5,754,461
SMC Corp.	5,300	2,784,443
Sysmex Corp.	86,900	1,389,564
Toyota Motor Corp.	265,800	6,062,519
		47,029,172
Netherlands — 1.6%
ASML Holding NV	11,978	10,432,990
South Korea — 0.4%
SK Hynix, Inc.	19,829	2,447,010
Spain — 1.2%
Cellnex Telecom SA (b)	234,730	7,758,929
Switzerland — 0.9%
UBS Group AG, Registered Shares	231,310	6,074,956
Taiwan — 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	196,000	4,692,976
Security	Shares	Value
United Arab Emirates — 0.0%
NMC Health PLC (a)(c)	504	$ —
United Kingdom — 3.5%
AstraZeneca PLC	39,146	5,920,788
AstraZeneca PLC, ADR	47,631	3,614,240
BAE Systems PLC	693,073	11,527,341
Unilever PLC	56,410	2,918,135
		23,980,504
United States — 65.2%
AbbVie, Inc.	11,824	1,923,056
Adobe, Inc. (a)	15,018	6,950,781
Advanced Micro Devices, Inc. (a)	36,175	5,729,396
Alphabet, Inc., Class C (a)	108,757	17,905,752
Amazon.com, Inc. (a)(d)	144,017	25,202,975
American Tower Corp.	21,155	3,629,352
Apple, Inc. (d)	94,393	16,077,960
Applied Materials, Inc.	19,633	3,900,095
Boston Scientific Corp. (a)	155,495	11,175,426
Bunge Global SA	49,526	5,039,766
CF Industries Holdings, Inc.	60,337	4,764,813
Chevron Corp.	69,883	11,270,031
Chubb Ltd.	25,930	6,447,235
Confluent, Inc., Class A (a)	225,807	6,349,693
Costco Wholesale Corp.	6,624	4,788,490
CRH PLC	35,709	2,765,333
Danaher Corp.	52,417	12,927,081
Deckers Outdoor Corp. (a)	1,180	965,795
Delta Air Lines, Inc.	132,664	6,642,486
Eli Lilly & Co.	14,728	11,504,041
Fortive Corp.	91,909	6,917,990
Freeport-McMoRan, Inc.	168,092	8,394,514
Goldman Sachs Group, Inc.	15,957	6,809,011
Ingersoll Rand, Inc.	86,397	8,062,568
Intuitive Surgical, Inc. (a)	16,316	6,047,036
JPMorgan Chase & Co.	84,070	16,119,582
LKQ Corp.	167,806	7,237,473
LPL Financial Holdings, Inc.	33,538	9,026,082
Marsh & McLennan Cos., Inc.	47,332	9,439,421
Mastercard, Inc., Class A	29,108	13,133,530
Merck & Co., Inc.	85,227	11,013,033
Meta Platforms, Inc., Class A	20,951	9,012,492
Micron Technology, Inc.	82,505	9,319,765
Microsoft Corp. (d)	101,878	39,664,162
Nestle SA, Class N, Registered Shares	15,491	1,555,299
NextEra Energy, Inc.	51,014	3,416,408
NVIDIA Corp.	28,506	24,629,754
Oracle Corp.	93,923	10,683,741
Palo Alto Networks, Inc. (a)	7,339	2,134,842
Salesforce, Inc.	32,129	8,640,773
Sanofi SA	33,850	3,344,145
Sempra	96,671	6,924,544
Shell PLC	298,000	10,648,671
Shell PLC, ADR	38,552	2,762,636
Smith Douglas Homes Corp. (a)	2,705	78,634
TJX Cos., Inc.	63,705	5,994,003
UnitedHealth Group, Inc.	23,125	11,185,562
Valero Energy Corp.	29,229	4,672,840

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
April 30, 2024
BlackRock GA Dynamic Equity Fund
(Percentages shown are based on Net Assets)
Security	Shares	Value
United States (continued)
Walmart, Inc.	153,703	$ 9,122,273
Walt Disney Co.	91,979	10,218,867
		442,169,208
Total Common Stocks — 90.5% (Cost: $559,681,534)		613,410,162
Investment Companies
United States — 0.1%
iShares MSCI China ETF (e)	19,824	830,031
Total Investment Companies — 0.1% (Cost: $1,061,580)		830,031
Total Long-Term Investments — 90.6% (Cost: $560,743,114)		614,240,193
Short-Term Securities
Money Market Funds — 8.4%
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 5.18%(e)(f)	56,778,198	56,778,198
Total Short-Term Securities — 8.4% (Cost: $56,778,198)		56,778,198
Options Purchased — 0.1% (Cost: $1,706,564)		1,072,300
Total Investments Before Options Written — 99.1% (Cost: $619,227,876)		672,090,691
Options Written — (0.0)% (Premiums Received: $(371,451))		(273,267)
Total Investments, Net of Options Written — 99.1% (Cost: $618,856,425)		671,817,424
Other Assets Less Liabilities — 0.9%		6,070,779
Net Assets — 100.0%		$ 677,888,203

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 04/30/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/24	Shares Held at 04/30/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Shares	$ 13,956,763	$ 42,821,435 (a)	$ —	$ —	$ —	$ 56,778,198	56,778,198	$ 1,486,036	$ —
iShares MSCI China ETF	946,001	—	—	—	(115,970)	830,031	19,824	28,216	—
				$ —	$ (115,970)	$ 57,608,229		$ 1,514,252	$ —

(a)	Represents net amount purchased (sold).
Schedule of Investments

Schedule of Investments (continued)
April 30, 2024
BlackRock GA Dynamic Equity Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
NSE IFSC Nifty 50 Index	9	05/30/24	$ 409	$ 4,161
S&P/TSE 60 Index	4	06/20/24	759	(7,524)
NASDAQ 100 E-Mini Index	6	06/21/24	2,109	(77,593)
S&P 500 E-Mini Index	99	06/21/24	25,082	(591,542)
				(672,498)
Short Contracts
CAC 40 Index	18	05/17/24	1,521	9,538
SPI 200 Index	4	06/20/24	491	9,400
				18,938
				$ (653,560)
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
HKD	13,345,654	USD	1,707,487	Societe Generale	06/20/24	$ 1,036
USD	1,046,731	CAD	1,432,960	Morgan Stanley & Co. International PLC	06/20/24	4,992
USD	935,900	CNY	6,626,643	Citibank N.A.	06/20/24	4,496
USD	14,666,089	EUR	13,374,173	Royal Bank of Canada	06/20/24	364,749
USD	2,070,999	GBP	1,618,932	Deutsche Bank AG	06/20/24	47,547
USD	4,636,232	HKD	36,173,714	Citibank N.A.	06/20/24	5,240
USD	11,301,074	JPY	1,644,391,510	HSBC Bank PLC	06/20/24	797,123
USD	1,811,114	KRW	2,365,260,757	BNP Paribas SA	06/20/24	100,556
USD	2,473,724	TWD	78,603,556	BNP Paribas SA	06/20/24	63,348
USD	2,365,467	TWD	73,857,164	UBS AG	06/20/24	100,639
						1,489,726
AUD	17,731,035	USD	11,734,665	Natwest Markets PLC	06/20/24	(231,783)
CAD	11,604,836	USD	8,610,088	Morgan Stanley & Co. International PLC	06/20/24	(173,557)
CHF	3,027,500	USD	3,336,371	Royal Bank of Canada	06/20/24	(25,066)
CHF	4,251,438	USD	4,890,150	UBS AG	06/20/24	(240,172)
DKK	28,739,971	USD	4,230,294	Morgan Stanley & Co. International PLC	06/20/24	(107,604)
EUR	1,404,793	USD	1,505,626	Barclays Bank PLC	06/20/24	(3,445)
EUR	2,045,240	USD	2,225,191	HSBC Bank PLC	06/20/24	(38,165)
GBP	1,355,611	USD	1,713,012	Citibank N.A.	06/20/24	(18,676)
JPY	461,441,978	USD	3,087,727	JPMorgan Chase Bank N.A.	06/20/24	(140,154)
SEK	29,937,558	USD	2,760,604	BNP Paribas SA	06/20/24	(38,133)
SEK	28,794,077	USD	2,820,931	Royal Bank of Canada	06/20/24	(202,447)
						(1,219,202)
						$ 270,524
Exchange-Traded Options Purchased
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Adobe, Inc.	21	05/17/24	USD	540.00	USD	972	$ 399
Amazon.com, Inc.	190	05/17/24	USD	190.00	USD	3,325	73,150
CF Industries Holdings, Inc.	143	05/17/24	USD	92.50	USD	1,129	3,218
Chevron Corp.	93	05/17/24	USD	165.00	USD	1,500	12,183
Danaher Corp.	43	05/17/24	USD	270.00	USD	1,060	430
Eli Lilly & Co.	19	05/17/24	USD	760.00	USD	1,484	60,657
Freeport-McMoRan, Inc.	291	05/17/24	USD	48.00	USD	1,453	80,898
Micron Technology, Inc.	74	05/17/24	USD	135.00	USD	836	1,554

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
April 30, 2024
BlackRock GA Dynamic Equity Fund

Exchange-Traded Options Purchased (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
NVIDIA Corp.	74	05/17/24	USD	950.00	USD	6,394	$ 82,880
Oracle Corp.	107	05/17/24	USD	135.00	USD	1,217	214
Salesforce, Inc.	58	05/17/24	USD	330.00	USD	1,560	870
AbbVie, Inc.	116	06/21/24	USD	175.00	USD	1,887	9,744
Advanced Micro Devices, Inc.	116	06/21/24	USD	175.00	USD	1,837	68,730
Alphabet, Inc., Class C	154	06/21/24	USD	165.00	USD	2,535	105,875
Amazon.com, Inc.	82	06/21/24	USD	185.00	USD	1,435	55,555
Apple, Inc.	116	06/21/24	USD	180.00	USD	1,976	39,440
Eli Lilly & Co.	24	06/21/24	USD	770.00	USD	1,875	98,940
Meta Platforms, Inc., Class A	42	06/21/24	USD	500.00	USD	1,807	15,540
Meta Platforms, Inc., Class A	39	06/21/24	USD	520.00	USD	1,678	8,580
Microsoft Corp.	77	06/21/24	USD	440.00	USD	2,998	11,396
Novo Nordisk A/S, ADR	123	06/21/24	USD	130.00	USD	1,578	75,952
UnitedHealth Group, Inc.	31	06/21/24	USD	500.00	USD	1,499	25,188
Adobe, Inc.	45	07/19/24	USD	530.00	USD	2,083	41,287
Apple, Inc.	310	08/16/24	USD	220.00	USD	5,280	12,400
Apple, Inc.	200	08/16/24	USD	190.00	USD	3,407	62,000
							947,080
Put
Microsoft Corp.	79	05/03/24	USD	390.00	USD	3,076	38,118
Abbott Laboratories	128	05/17/24	USD	105.00	USD	1,356	15,296
JPMorgan Chase & Co.	189	06/21/24	USD	175.00	USD	3,624	19,845
Merck & Co., Inc.	182	10/18/24	USD	120.00	USD	2,352	51,961
							125,220
							$ 1,072,300
Exchange-Traded Options Written
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Freeport-McMoRan, Inc.	291	05/17/24	USD	55.00	USD	1,453	$ (7,275)
Advanced Micro Devices, Inc.	116	06/21/24	USD	200.00	USD	1,837	(24,940)
Alphabet, Inc., Class C	154	06/21/24	USD	180.00	USD	2,535	(27,874)
Amazon.com, Inc.	82	06/21/24	USD	205.00	USD	1,435	(13,653)
Eli Lilly & Co.	24	06/21/24	USD	850.00	USD	1,875	(24,720)
Meta Platforms, Inc., Class A	39	06/21/24	USD	580.00	USD	1,678	(2,438)
Microsoft Corp.	77	06/21/24	USD	480.00	USD	2,998	(1,848)
UnitedHealth Group, Inc.	31	06/21/24	USD	550.00	USD	1,499	(2,976)
							(105,724)
Put
Microsoft Corp.	79	05/03/24	USD	370.00	USD	3,076	(3,081)
Adobe, Inc.	21	05/17/24	USD	450.00	USD	972	(11,707)
Danaher Corp.	86	05/17/24	USD	230.00	USD	2,121	(4,085)
Oracle Corp.	64	05/17/24	USD	115.00	USD	728	(18,753)
Advanced Micro Devices, Inc.	116	06/21/24	USD	125.00	USD	1,837	(13,398)
Apple, Inc.	116	06/21/24	USD	150.00	USD	1,976	(13,224)
Eli Lilly & Co.	24	06/21/24	USD	650.00	USD	1,875	(4,692)
JPMorgan Chase & Co.	189	06/21/24	USD	160.00	USD	3,624	(7,371)
Meta Platforms, Inc., Class A	39	06/21/24	USD	400.00	USD	1,678	(31,882)
UnitedHealth Group, Inc.	31	06/21/24	USD	420.00	USD	1,499	(3,054)
Adobe, Inc.	45	07/19/24	USD	390.00	USD	2,083	(24,187)
Apple, Inc.	200	08/16/24	USD	140.00	USD	3,407	(23,100)
Merck & Co., Inc.	182	10/18/24	USD	100.00	USD	2,352	(9,009)
							(167,543)
							$ (273,267)
Schedule of Investments

Schedule of Investments (continued)
April 30, 2024
BlackRock GA Dynamic Equity Fund

OTC Total Return Swaps
Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)	Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Short	Monthly	Citibank N.A.(b)	02/24/28	$(108,366)	$14,384 (c)	$(94,551)	0.0%

(a)
The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $569 of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:
(b)
Range: Benchmarks:	15 basis points USD - 1D Overnight Bank Funding Rate (OBFR01)
The following table represents the individual short positions and related values of the equity securities underlying the total return swap with Citibank N.A. as of period end, termination date 02/24/28:
Security	Shares	Value	% of Basket Value
Reference Entity — Short
Common Stocks
United States
Southwest Airlines Co.	(3,645)	$(94,551)	100.0%
Net Value of Reference Entity — Citibank N.A.		$(94,551)
Balances Reported in the Statements of Assets and Liabilities for OTC Swaps and Options Written
Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
OTC Swaps	$ —	$ —	$ 14,384	$ —	$ —
Options Written	N/A	N/A	134,948	(36,764)	(273,267)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation on futures contracts(a)	$ —	$ —	$ 23,099	$ —	$ —	$ —	$ 23,099
Forward foreign currency exchange contracts Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	1,489,726	—	—	1,489,726
Options purchased Investments at value — unaffiliated(b)	—	—	1,072,300	—	—	—	1,072,300
Swaps — OTC Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	14,384	—	—	—	14,384
	$ —	$ —	$ 1,109,783	$ 1,489,726	$ —	$ —	$ 2,599,509
Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$ —	$ —	$ 676,659	$ —	$ —	$ —	$ 676,659

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
April 30, 2024
BlackRock GA Dynamic Equity Fund

Derivative Financial Instruments Categorized by Risk Exposure (continued)
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts Unrealized depreciation on forward foreign currency exchange contracts	$ —	$ —	$ —	$ 1,219,202	$ —	$ —	$ 1,219,202
Options written Options written at value	—	—	273,267	—	—	—	273,267
	$ —	$ —	$ 949,926	$ 1,219,202	$ —	$ —	$ 2,169,128

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets
and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.
For the period ended April 30, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ 2,826,294	$ —	$ —	$ —	$ 2,826,294
Forward foreign currency exchange contracts	—	—	—	(127,557)	—	—	(127,557)
Options purchased(a)	—	—	4,722,669	—	—	—	4,722,669
Options written	—	—	547,134	—	—	—	547,134
Swaps	—	—	(283,950)	—	—	—	(283,950)
	$ —	$ —	$ 7,812,147	$ (127,557)	$ —	$ —	$ 7,684,590
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ (1,599,400)	$ —	$ —	$ —	$ (1,599,400)
Forward foreign currency exchange contracts	—	—	—	660,452	—	—	660,452
Options purchased(b)	—	—	(518,658)	—	—	—	(518,658)
Options written	—	—	26,169	—	—	—	26,169
Swaps	—	—	16,325	—	—	—	16,325
	$ —	$ —	$ (2,075,564)	$ 660,452	$ —	$ —	$ (1,415,112)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$28,926,049
Average notional value of contracts — short	$15,194,734
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$27,364,087
Average amounts sold — in USD	$25,184,227
Options:
Average value of option contracts purchased	$1,238,923
Average value of option contracts written	$348,307
Total return swaps:
Average notional value	$(810,769)
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Fund’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$ 24,151	$ 327,775
Schedule of Investments

Schedule of Investments (continued)
April 30, 2024
BlackRock GA Dynamic Equity Fund

	Assets	Liabilities
Forward foreign currency exchange contracts	$ 1,489,726	$ 1,219,202
Options	1,072,300 (a)	273,267
Swaps — OTC(b)	14,384	—
Total derivative assets and liabilities in the Statements of Assets and Liabilities	2,600,561	1,820,244
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,096,451)	(601,042)
Total derivative assets and liabilities subject to an MNA	$ 1,504,110	$ 1,219,202

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/(received) in the Statements of Assets and Liabilities.
The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)(c)
BNP Paribas SA	$ 163,904	$ (38,133)	$ —	$ —	$ 125,771
Citibank N.A.	24,120	(18,676)	—	—	5,444
Deutsche Bank AG	47,547	—	—	—	47,547
HSBC Bank PLC	797,123	(38,165)	—	—	758,958
Morgan Stanley & Co. International PLC	4,992	(4,992)	—	—	—
Royal Bank of Canada	364,749	(227,513)	—	—	137,236
Societe Generale	1,036	—	—	—	1,036
UBS AG	100,639	(100,639)	—	—	—
	$ 1,504,110	$ (428,118)	$ —	$ —	$ 1,075,992

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(b)(d)
Barclays Bank PLC	$ 3,445	$ —	$ —	$ —	$ 3,445
BNP Paribas SA	38,133	(38,133)	—	—	—
Citibank N.A.	18,676	(18,676)	—	—	—
HSBC Bank PLC	38,165	(38,165)	—	—	—
JPMorgan Chase Bank N.A.	140,154	—	—	—	140,154
Morgan Stanley & Co. International PLC	281,161	(4,992)	—	—	276,169
Natwest Markets PLC	231,783	—	—	—	231,783
Royal Bank of Canada	227,513	(227,513)	—	—	—
UBS AG	240,172	(100,639)	—	—	139,533
	$ 1,219,202	$ (428,118)	$ —	$ —	$ 791,084

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
April 30, 2024
BlackRock GA Dynamic Equity Fund

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Australia	$ —	$ 3,251,080	$ —	$ 3,251,080
Canada	16,354,472	—	—	16,354,472
China	—	6,236,463	—	6,236,463
France	—	17,645,753	—	17,645,753
Germany	—	9,538,394	—	9,538,394
Hong Kong	—	2,422,896	—	2,422,896
Israel	4,325,142	—	—	4,325,142
Italy	—	9,050,217	—	9,050,217
Japan	—	47,029,172	—	47,029,172
Netherlands	—	10,432,990	—	10,432,990
South Korea	—	2,447,010	—	2,447,010
Spain	—	7,758,929	—	7,758,929
Switzerland	—	6,074,956	—	6,074,956
Taiwan	—	4,692,976	—	4,692,976
United Arab Emirates	—	—	—	—
United Kingdom	3,614,240	20,366,264	—	23,980,504
United States	423,855,760	18,313,448	—	442,169,208
Investment Companies	830,031	—	—	830,031
Short-Term Securities
Money Market Funds	56,778,198	—	—	56,778,198
Options Purchased
Equity Contracts	1,072,300	—	—	1,072,300
	$ 506,830,143	$ 165,260,548	$ —	$ 672,090,691
Derivative Financial Instruments(a)
Assets
Equity Contracts	$ —	$ 37,483	$ —	$ 37,483
Foreign Currency Exchange Contracts	—	1,489,726	—	1,489,726
Liabilities
Equity Contracts	(949,926)	—	—	(949,926)
Foreign Currency Exchange Contracts	—	(1,219,202)	—	(1,219,202)
	$ (949,926)	$ 308,007	$ —	$ (641,919)

(a)
Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See notes to financial statements.
Schedule of Investments

Statements of Assets and Liabilities
April 30, 2024

	BlackRock GA Disciplined Volatility Equity Fund(a)	BlackRock GA Dynamic Equity Fund
ASSETS
Investments, at value — unaffiliated(b)	$ 411,684,920	$ 614,482,462
Investments, at value — affiliated(c)	21,173,836	57,608,229
Cash	12,525	11,394
Cash pledged for futures contracts	—	1,492,000
Foreign currency, at value(d)	585,313	1,070,276
Receivables:
Investments sold	6,332,141	—
Swaps	6,242,772	11,858
Capital shares sold	2,240,746	3,355,956
Dividends — unaffiliated	850,503	872,399
Dividends — affiliated	95,005	214,739
Variation margin on futures contracts	—	24,151
Unrealized appreciation on:
Forward foreign currency exchange contracts	995,137	1,489,726
OTC swaps	182,606	14,384
Prepaid expenses	40,122	47,505
Total assets	450,435,626	680,695,079
LIABILITIES
Cash received as collateral for OTC derivatives	1,910,000	—
Options written, at value(e)	27,803	273,267
Payables:
Investments purchased	6,029,855	—
Swaps	2,855,257	4,666
Accounting services fees	28,031	21,835
Capital shares redeemed	248,246	459,188
Custodian fees	76,571	75,961
Deferred foreign capital gain tax	259,423	—
Investment advisory fees	121,462	213,326
Trustees’ and Officer’s fees	1,824	1,786
Other accrued expenses	22,915	25,872
Professional fees	116,729	121,743
Transfer agent fees	30,550	62,255
Variation margin on futures contracts	—	327,775
Unrealized depreciation on:
Forward foreign currency exchange contracts	1,730,128	1,219,202
OTC swaps	542,839	—
Total liabilities	14,001,633	2,806,876
Commitments and contingent liabilities
NET ASSETS	$ 436,433,993	$ 677,888,203
NET ASSETS CONSIST OF
Paid-in capital	$ 408,559,091	$ 620,602,948
Accumulated earnings	27,874,902	57,285,255
NET ASSETS	$ 436,433,993	$ 677,888,203
(a)Consolidated Statement of Assets and Liabilities.
(b)Investments, at cost—unaffiliated	$383,462,871	$561,388,098
(c)Investments, at cost—affiliated	$21,173,836	$57,839,778
(d)Foreign currency, at cost	$589,029	$1,083,170
(e)Premiums received	$14,984	$371,451

2024 BlackRock Annual Report to Shareholders

Statements of Assets and Liabilities  (continued)
April 30, 2024

	BlackRock GA Disciplined Volatility Equity Fund(a)	BlackRock GA Dynamic Equity Fund
NET ASSET VALUE
Institutional
Net assets	$ 436,114,547	$ 677,568,670
Shares outstanding	32,799,211	44,454,224
Net asset value	$ 13.30	$ 15.24
Shares authorized	Unlimited	Unlimited
Par value	$0.01	$0.01
Class K
Net assets	$ 319,446	$ 319,533
Shares outstanding	23,992	20,944
Net asset value	$ 13.31	$ 15.26
Shares authorized	Unlimited	Unlimited
Par value	$0.01	$0.01
(a)Consolidated Statement of Assets and Liabilities.
See notes to financial statements.
Financial Statements

Statements of Operations
Year Ended April 30, 2024

	BlackRock GA Disciplined Volatility Equity Fund(a)	BlackRock GA Dynamic Equity Fund
INVESTMENT INCOME
Dividends — unaffiliated	$4,615,279	$5,221,668
Dividends — affiliated	638,812	1,514,252
Interest — unaffiliated	—	109,516
Foreign taxes withheld	(247,309)	(290,781)
Total investment income	5,006,782	6,554,655
EXPENSES
Investment advisory	991,737	1,345,505
Transfer agent — class specific	266,687	357,034
Custodian	131,243	102,820
Professional	117,756	135,298
Accounting services	82,085	71,406
Registration	70,566	75,888
Printing and postage	25,077	25,397
Trustees and Officer	8,105	8,722
Miscellaneous	17,363	17,177
Total expenses excluding interest expense	1,710,619	2,139,247
Interest expense — unaffiliated	794	3,365
Total expenses	1,711,413	2,142,612
Less:
Fees waived and/or reimbursed by the Manager	(204,090)	(123,454)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(142,882)	(165,839)
Total expenses after fees waived and/or reimbursed	1,364,441	1,853,319
Net investment income	3,642,341	4,701,336
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(b)	8,127,979	5,857,381
Forward foreign currency exchange contracts	(1,263,628)	(127,557)
Foreign currency transactions	(41,611)	(97,401)
Futures contracts	(20,284)	2,826,294
Options written	10,234	547,134
Swaps	2,116,490	(283,950)
	8,929,180	8,721,901
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(c)	20,563,555	46,564,712
Investments — affiliated	—	(115,970)
Forward foreign currency exchange contracts	(474,235)	660,452
Foreign currency translations	(11,332)	(29,273)
Futures contracts	—	(1,599,400)
Options written	(12,819)	26,169
Swaps	(1,081,894)	16,325
	18,983,275	45,523,015
Net realized and unrealized gain	27,912,455	54,244,916
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$31,554,796	$58,946,252
(a) Consolidated Statement of Operations.
(b) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(153,420)	$—
(c) Net of increase in deferred foreign capital gain tax of	$(253,823)	$—
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Statements of Changes in Net Assets

	BlackRock GA Disciplined Volatility Equity Fund(a)		BlackRock GA Dynamic Equity Fund
	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/24	Year Ended 04/30/23

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$3,642,341	$1,258,651	$4,701,336	$1,341,181
Net realized gain (loss)	8,929,180	(2,260,128)	8,721,901	(4,540,375)
Net change in unrealized appreciation (depreciation)	18,983,275	10,380,041	45,523,015	10,322,198
Net increase in net assets resulting from operations	31,554,796	9,378,564	58,946,252	7,123,004
DISTRIBUTIONS TO SHAREHOLDERS(b)
Institutional	(6,181,485)	(3,187,600)	(3,016,886)	(574,866)
Class K	(7,384)	(225,291)	(3,166)	(49,813)
Decrease in net assets resulting from distributions to shareholders	(6,188,869)	(3,412,891)	(3,020,052)	(624,679)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	302,064,106	42,608,521	477,545,505	80,952,381
NET ASSETS
Total increase in net assets	327,430,033	48,574,194	533,471,705	87,450,706
Beginning of year	109,003,960	60,429,766	144,416,498	56,965,792
End of year	$436,433,993	$109,003,960	$677,888,203	$144,416,498

(a)	Consolidated Statements of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Financial Statements

Financial Highlights
(For a share outstanding throughout each period)

	BlackRock GA Disciplined Volatility Equity Fund
	Institutional
	Year Ended 04/30/24(a)	Year Ended 04/30/23(a)	Year Ended 04/30/22(a)	Period from 11/01/20 to 04/30/21(a)	Year Ended 10/31/20(a)	Period from 11/30/18(b) to 10/31/19

Net asset value, beginning of period	$12.13	$11.66	$12.84	$10.90	$11.20	$10.31
Net investment income(c)	0.19	0.17	0.12	0.07	0.16	0.23
Net realized and unrealized gain (loss)	1.28	0.69	(0.49)	2.06	0.01	0.91
Net increase (decrease) from investment operations	1.47	0.86	(0.37)	2.13	0.17	1.14
Distributions(d)
From net investment income	(0.30)	(0.39)	(0.08)	(0.06)	(0.32)	(0.25)
From net realized gain	—	—	(0.73)	(0.13)	(0.15)	—
Total distributions	(0.30)	(0.39)	(0.81)	(0.19)	(0.47)	(0.25)
Net asset value, end of period	$13.30	$12.13	$11.66	$12.84	$10.90	$11.20
Total Return(e)
Based on net asset value	12.24%	7.67%	(3.35)%	19.67%(f)	1.56%	11.22%(f)
Ratios to Average Net Assets(g)
Total expenses	0.69%	1.00%	1.37%	5.18%(h)(i)	5.27%	6.39%(h)(j)
Total expenses after fees waived and/or reimbursed	0.55%	0.55%	0.55%	0.55%(h)	0.54%	0.55%(h)
Net investment income	1.47%	1.46%	0.99%	1.12%(h)	1.51%	2.39%(h)
Supplemental Data
Net assets, end of period (000)	$436,115	$108,719	$53,758	$97	$78	$33
Portfolio turnover rate	169%(k)	252%(k)	121%	57%	125%	125%

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit and printing were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.46%.
(j)	Includes non-recurring expenses of offering costs. Without these costs, total expenses would have been 5.55%.
(k)	Excludes underlying investments in total return swaps.
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BlackRock GA Disciplined Volatility Equity Fund (continued)
	Class K
	Year Ended 04/30/24(a)	Year Ended 04/30/23(a)	Year Ended 04/30/22(a)	Period from 11/01/20 to 04/30/21(a)	Year Ended 10/31/20(a)	Year Ended 10/31/19

Net asset value, beginning of period	$12.14	$11.67	$12.85	$10.91	$11.21	$9.97
Net investment income(b)	0.22	0.19	0.14	0.07	0.17	0.25
Net realized and unrealized gain (loss)	1.25	0.67	(0.51)	2.06	0.01	1.24
Net increase (decrease) from investment operations	1.47	0.86	(0.37)	2.13	0.18	1.49
Distributions(c)
From net investment income	(0.30)	(0.39)	(0.08)	(0.06)	(0.33)	(0.25)
From net realized gain	—	—	(0.73)	(0.13)	(0.15)	—
Total distributions	(0.30)	(0.39)	(0.81)	(0.19)	(0.48)	(0.25)
Net asset value, end of period	$13.31	$12.14	$11.67	$12.85	$10.91	$11.21
Total Return(d)
Based on net asset value	12.27%	7.71%	(3.32)%	19.68%(e)	1.60%	15.12%
Ratios to Average Net Assets(f)
Total expenses	0.61%	0.93%	2.82%	4.99%(g)(h)	4.86%	5.66%
Total expenses after fees waived and/or reimbursed	0.50%	0.50%	0.50%	0.50%(g)	0.50%	0.50%
Net investment income	1.76%	1.69%	1.10%	1.21%(g)	1.56%	2.35%
Supplemental Data
Net assets, end of period (000)	$319	$285	$6,672	$6,901	$5,765	$5,674
Portfolio turnover rate	169%(i)	252%(i)	121%	57%	125%	125%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit and printing were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.26%.
(i)	Excludes underlying investments in total return swaps.
See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BlackRock GA Dynamic Equity Fund
	Institutional
	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20	Period from 11/30/18(a) to 10/31/19

Net asset value, beginning of period	$13.14	$12.68	$15.33	$11.73	$10.92	$10.32
Net investment income(b)	0.20	0.19	0.14	0.06	0.11	0.17
Net realized and unrealized gain (loss)	2.04	0.35	(1.40)	3.63	0.80	0.81
Net increase (decrease) from investment operations	2.24	0.54	(1.26)	3.69	0.91	0.98
Distributions(c)
From net investment income	(0.14)	(0.08)	(0.14)	(0.09)	(0.10)	(0.23)
From net realized gain	—	—	(1.25)	—	—	(0.15)
Total distributions	(0.14)	(0.08)	(1.39)	(0.09)	(0.10)	(0.38)
Net asset value, end of period	$15.24	$13.14	$12.68	$15.33	$11.73	$10.92
Total Return(d)
Based on net asset value	17.11%	4.34%	(9.33)%	31.58%(e)	8.35%	9.97%(e)
Ratios to Average Net Assets(f)
Total expenses	0.64%	0.99%	1.49%	5.34%(g)(h)	5.92%	7.07%(g)(i)
Total expenses after fees waived and/or reimbursed	0.55%	0.55%	0.55%	0.55%(g)	0.54%	0.54%(g)
Net investment income	1.40%	1.49%	1.01%	0.88%(g)	1.01%	1.83%(g)
Supplemental Data
Net assets, end of period (000)	$677,569	$144,144	$49,823	$121	$88	$34
Portfolio turnover rate	74%(j)	65%(j)	66%(j)	32%(j)	73%(j)	74%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit and printing were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.48%.
(i)	Includes non-recurring expenses of offering costs. Without these costs, total expenses would have been 6.21%.
(j)	Excludes underlying investments in total return swaps.
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BlackRock GA Dynamic Equity Fund (continued)
	Class K
	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Period from 11/01/20 to 04/30/21	Year Ended 10/31/20	Year Ended 10/31/19

Net asset value, beginning of period	$13.15	$12.69	$15.34	$11.74	$10.92	$10.17
Net investment income(a)	0.21	0.19	0.14	0.06	0.12	0.19
Net realized and unrealized gain (loss)	2.04	0.36	(1.40)	3.64	0.80	0.94
Net increase (decrease) from investment operations	2.25	0.55	(1.26)	3.70	0.92	1.13
Distributions(b)
From net investment income	(0.14)	(0.09)	(0.14)	(0.10)	(0.10)	(0.23)
From net realized gain	—	—	(1.25)	—	—	(0.15)
Total distributions	(0.14)	(0.09)	(1.39)	(0.10)	(0.10)	(0.38)
Net asset value, end of period	$15.26	$13.15	$12.69	$15.34	$11.74	$10.92
Total Return(c)
Based on net asset value	17.22%	4.38%	(9.29)%	31.59%(d)	8.49%	11.58%
Ratios to Average Net Assets(e)
Total expenses	0.56%	1.04%	2.83%	5.15%(f)(g)	5.50%	6.24%
Total expenses after fees waived and/or reimbursed	0.50%	0.50%	0.50%	0.50%(f)	0.50%	0.50%
Net investment income	1.54%	1.55%	0.94%	0.93%(f)	1.05%	1.85%
Supplemental Data
Net assets, end of period (000)	$320	$273	$7,142	$7,875	$5,984	$5,517
Portfolio turnover rate	74%(h)	65%(h)	66%(h)	32%(h)	73%(h)	74%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Audit and printing were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.28%.
(h)	Excludes underlying investments in total return swaps.
See notes to financial statements.
Financial Highlights

Notes to Financial Statements

1.
ORGANIZATION
Managed Account Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Trust is organized as a Delaware statutory trust.  The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:
Fund Name	Herein Referred To As	Diversification Classification
BlackRock GA Disciplined Volatility Equity Fund	GA Disciplined Volatility Equity	Diversified
BlackRock GA Dynamic Equity Fund	GA Dynamic Equity	Diversified
Each  Fund offers multiple classes of shares.  All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions.  Institutional and Class K Shares are sold only to certain eligible investors.
Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class K Shares	No	No	None
The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.
Basis of Consolidation: The accompanying consolidated financial statements of GA Disciplined Volatility Equity include the account of Cayman GA Disciplined Volatility Equity Fund, Ltd. (the “Cayman Subsidiary”), which is a wholly-owned subsidiary of GA Disciplined Volatility Equity and primarily invests in commodity-related instruments. The Cayman Subsidiary enables GA Disciplined Volatility Equity to hold these commodity-related instruments and satisfy regulated investment company tax requirements. GA Disciplined Volatility Equity may invest up to 25% of its total assets in the Cayman Subsidiary. The net assets of the Cayman Subsidiary as of period end were $124,815, which is less than 0.1% of GA Disciplined Volatility Equity’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. During the year ended April 30, 2024, there were no transactions in the Cayman Subsidiary. The Cayman Subsidiary is subject to the same investment policies and restrictions that apply to GA Disciplined Volatility Equity, except that the Cayman Subsidiary may invest without limitation in commodity-related instruments.
2.
SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:  For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed.  Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value.  Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.  Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.  Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.
Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.  Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2024, if any, are disclosed in the Statements of Assets and Liabilities.
The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

Bank Overdraft: The Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions:  Distributions paid by the Funds are recorded on the ex-dividend dates.  The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
Net income and realized gains from investments held by the Cayman Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Cayman Subsidiary in any taxable year, the loss will generally not be available to offset the Funds’ ordinary income and/or capital gains for that year.
Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.
Other:  Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances.  For financial reporting purposes, custodian credits, if any, are included in interest income in the Statements of Operations.
3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:  Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) has approved the designation of each Fund’s Manager  as the valuation designee for each Fund.  Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
•Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.
•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
•Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
•Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.
•Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.
•Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from
Notes to Financial Statements

Notes to Financial Statements  (continued)

the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.
For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.
Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.
Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
•Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and
•Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.  Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors.  The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.
SECURITIES AND OTHER INVESTMENTS
Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

5.
DERIVATIVE FINANCIAL INSTRUMENTS
The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”).  Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.
The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.
Options: The Funds may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.
A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.
Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.
In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.
Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).
For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of  Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements  of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.
Notes to Financial Statements

Notes to Financial Statements  (continued)

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Funds’ counterparty on the swap. Each Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of  Assets and Liabilities. Pursuant to the contract, each Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.
•Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).
Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.
Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.
Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.
Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements  of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds.  Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have  delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty,  each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

6.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.
For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:
	Investment Advisory Fees
Average Daily Net Assets	GA Disciplined Volatility Equity	GA Dynamic Equity
First $1 billion	0.40%	0.40%
$1 billion — $3 billion	0.38	0.38
$3 billion — $5 billion	0.36	0.36
$5 billion — $10 billion	0.35	0.35
Greater than $10 billion	0.34	0.34
The Manager provides investment management and other services to the Cayman Subsidiary. The Manager does not receive separate compensation from the Cayman Subsidiary for providing investment management or administrative services. However, GA Disciplined Volatility Equity pays the Manager based on the Fund’s net assets,  which includes the assets of the Cayman Subsidiary.
Transfer Agent:  Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.  For the year ended April 30, 2024, the Funds did not pay any amounts to affiliates in return for these services.
For the year ended April 30, 2024, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:
Fund Name	Institutional	Total
GA Disciplined Volatility Equity	$ 266,687	$ 266,687
GA Dynamic Equity	357,034	357,034
Expense Limitations, Waivers, Reimbursements, and Recoupments:  With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended April 30, 2024, the amounts waived were as follows:
Fund Name	Fees Waived and/or Reimbursed by the Manager
GA Disciplined Volatility Equity	$ 9,179
GA Dynamic Equity	21,231
The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund.  For the year ended April 30, 2024, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:
Fund Name	Fees Waived and/or Reimbursed by the Manager
GA Dynamic Equity	$ 3,377
With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:
Fund Name	Institutional	Class K
GA Disciplined Volatility Equity	0.55%	0.50%
GA Dynamic Equity	0.55	0.50
Notes to Financial Statements

Notes to Financial Statements  (continued)

The  Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2025, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund.  For the year ended April 30, 2024, amounts included in the Statements of Operations were as follows:
Fund Name	Fees Waived and/or Reimbursed by the Manager
GA Disciplined Volatility Equity	$ 194,911
GA Dynamic Equity	98,846
In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed by the Manager — class specific in the Statements of Operations. For the year ended April 30, 2024, class specific expense waivers and/or reimbursements were as follows:
	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific
Fund Name	Institutional	Total
GA Disciplined Volatility Equity	$ 142,882	$ 142,882
GA Dynamic Equity	165,839	165,839
With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:
(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and
(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.
This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective June 1, 2024, the repayment arrangement between each Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under each Fund’s contractual caps on net expenses will be terminated.
As of April 30, 2024, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement were as follows:
Expiring
Fund Name/Fund Level/Share Class	06/01/24
GA Disciplined Volatility Equity
Fund Level	$ 551,833
Institutional	168,081
Class K	19
GA Dynamic Equity
Fund Level	458,886
Institutional	195,065
Class K	23
The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on April 30, 2024:
Expired
Fund Name/Fund Level/Share Class	04/30/24
GA Disciplined Volatility Equity
Fund Level	$ 299,379
Institutional	6,218
Class K	12
GA Dynamic Equity
Fund Level	339,911
Institutional	4,362
Class K	17
Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.
A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.
During the year ended April 30, 2024, the Funds did not participate in the Interfund Lending Program.
Trustees and Officers:  Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.
7.
 PURCHASES AND SALES
For the year ended April 30, 2024, purchases and sales of investments, excluding short-term securities, were as follows:
Fund Name	Purchases	Sales
GA Disciplined Volatility Equity	$ 682,988,319	$ 405,218,254
GA Dynamic Equity	667,950,265	233,158,261
8.
INCOME TAX INFORMATION
It is each Fund’ s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’ s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to nondeductible expenses were reclassified to the following accounts:
Fund Name	Paid-in Capital	Accumulated Earnings (Loss)
GA Disciplined Volatility Equity	$ (15)	$ 15
The tax character of distributions paid was as follows:
Fund Name	Year Ended 04/30/24	Year Ended 04/30/23
GA Disciplined Volatility Equity
Ordinary income	$ 6,188,869	$ 3,412,891
GA Dynamic Equity
Ordinary income	$ 3,020,052	$ 624,679
As of April 30, 2024, the tax components of accumulated earnings (loss) were as follows:
Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)(a)	Qualified Late-Year Ordinary Losses(b)	Total
GA Disciplined Volatility Equity	$ 3,772,380	$ 264,315	$ 25,397,541	$ (1,559,334)	$ 27,874,902
GA Dynamic Equity	8,493,447	97,600	48,694,208	—	57,285,255

(a)
The difference between book-basis and tax-basis net unrealized gains/losses was attributable primarily to the tax deferral of losses on wash sales and straddles and the realization for tax purposes of unrealized gains/losses on certain foreign currency and futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income and the accounting for swap agreements.

(b)	The Fund has elected to defer these qualified late-year losses and recognize such losses in the next taxable year.
During the year ended April 30, 2024, the Funds listed below utilized the following amounts of their respective capital loss carryforward:
Fund Name	Amounts
GA Disciplined Volatility Equity	$ 4,349,729
GA Dynamic Equity	3,149,668
Notes to Financial Statements

Notes to Financial Statements  (continued)

As of April 30, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
GA Disciplined Volatility Equity	$ 406,815,577	$ 39,297,823	$ (13,609,740)	$ 25,688,083
GA Dynamic Equity	623,128,042	61,284,726	(12,208,307)	49,076,419
9.
BANK BORROWINGS
The Trust, on behalf of each Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.40 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2025 unless extended or renewed. Prior to April 11, 2024, the aggregate commitment amount was $2.50 billion. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds.  During the year ended April 30, 2024, the Funds did not borrow under the credit agreement.
10.
PRINCIPAL RISKS
In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’ s prospectus provides details of the risks to which each Fund is subject.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.
The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

With exchange-traded options purchased and exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded options purchased and exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Geographic/Asset Class Risk:  A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
The  Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
11.
 CAPITAL SHARE TRANSACTIONS
Transactions in capital shares for each class were as follows:
	Year Ended 04/30/24		Year Ended 04/30/23
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
GA Disciplined Volatility Equity
Institutional
Shares sold	29,738,416	$ 376,433,517	8,138,425	$ 91,849,732
Shares issued in reinvestment of distributions	490,107	6,181,183	286,292	3,187,600
Shares redeemed	(6,392,124)	(80,557,724)	(4,073,303)	(46,321,943)
	23,836,399	$ 302,056,976	4,351,414	$ 48,715,389
Class K
Shares sold	4,869	$ 60,277	887	$ 11,948
Shares issued in reinvestment of distributions	586	7,383	20,223	225,291
Shares redeemed	(4,893)	(60,530)	(569,489)	(6,344,107)
	562	$ 7,130	(548,379)	$ (6,106,868)
	23,836,961	$ 302,064,106	3,803,035	$ 42,608,521

	Year Ended 04/30/24		Year Ended 04/30/23
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
GA Dynamic Equity
Institutional
Shares sold	38,225,836	$ 545,765,276	9,458,004	$ 118,059,596
Shares issued in reinvestment of distributions	212,682	3,016,721	47,267	574,866
Shares redeemed	(4,952,231)	(71,239,815)	(2,467,838)	(30,970,420)
	33,486,287	$ 477,542,182	7,037,433	$ 87,664,042
Class K
Shares sold	5,211	$ 72,074	—	$ —
Shares issued in reinvestment of distributions	224	3,166	4,111	49,813
Shares redeemed	(5,226)	(71,917)	(546,365)	(6,761,474)
	209	$ 3,323	(542,254)	$ (6,711,661)
	33,486,496	$ 477,545,505	6,495,179	$ 80,952,381
Notes to Financial Statements

Notes to Financial Statements  (continued)

As of April 30, 2024, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:
Fund Name	Class K
GA Disciplined Volatility Equity	23,083
GA Dynamic Equity	20,766
12.
SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

2024 BlackRock Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock GA Disciplined Volatility Equity Fund and BlackRock GA Dynamic Equity Fund and the Board of Trustees of Managed Account Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of BlackRock GA Disciplined Volatility Equity Fund and BlackRock GA Dynamic Equity Fund of Managed Account Series (the “Funds”), including the schedules of investments, as of April 30, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, for the period from November 1, 2020 through April 30, 2021, and for each of the two years in the period ended October 31, 2020, and the related notes. Such financial statements and financial highlights of BlackRock GA Disciplined Volatility Equity Fund are consolidated for each of the three years in the period then ended April 30, 2024, for the period from November 1, 2020 through April 30, 2021, and for the year ended October 31, 2020. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, for the period from November 1, 2020 through April 30, 2021, and for each of the two years in the period ended October 31, 2020, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Boston, Massachusetts
June 24, 2024
We have served as the auditor of one or more BlackRock investment companies since 1992.
Report of Independent Registered Public Accounting Firm

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2024:
Fund Name	Qualified Dividend Income
GA Disciplined Volatility Equity	$ 3,463,441
GA Dynamic Equity	4,197,553
The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended April 30, 2024:
Fund Name	Qualified Business Income
GA Disciplined Volatility Equity	$ 15,582
GA Dynamic Equity	27,296
The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended April 30, 2024:
Fund Name	Federal Obligation Interest
GA Disciplined Volatility Equity	$ 80,110
GA Dynamic Equity	177,284
The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.
The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended April 30, 2024 qualified for the dividends-received deduction for corporate shareholders:
Fund Name	Dividends-Received Deduction
GA Disciplined Volatility Equity	6.55%
GA Dynamic Equity	22.12
The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended April 30, 2024:
Fund Name	Interest Dividends
GA Disciplined Volatility Equity	$ 472,929
GA Dynamic Equity	1,211,582
The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended April 30, 2024:
Fund Name	Interest- Related Dividends
GA Disciplined Volatility Equity	$ 472,929
GA Dynamic Equity	1,130,910

2024 BlackRock Annual Report to Shareholders

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Managed Account Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock GA Disciplined Volatility Equity Fund and BlackRock GA Dynamic Equity Fund (the “Funds”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.
The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on November 16-17, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).
The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets.  It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.
The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:
a)
The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.
b)
Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications.  Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.
c)
Holdings of cash and cash equivalents, as well as borrowing arrangements.  The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.
There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.
Statement Regarding Liquidity Risk Management Program

Trustee and Officer Information

Independent Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Mark Stalnecker 1951	Chair of the Board and Trustee (Since 2019)
Chief Investment Officer, University of Delaware from
1999 to 2013; Trustee and Chair of the Finance and
Investment Committees, Winterthur Museum and Country
Estate from 2005 to 2016; Member of the Investment
Committee, Delaware Public Employees’ Retirement
System since 2002; Member of the Investment Committee,
Christiana Care Health System from 2009 to 2017;
Member of the Investment Committee, Delaware
Community Foundation from 2013 to 2014; Director and
Chair of the Audit Committee, SEI Private Trust Co. from
2001 to 2014.
			28 RICs consisting of 164 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2019)
Trustee, Financial Accounting Foundation from  2017 to
2021;  Advisory Board Member, Center for Private Equity
and Entrepreneurship at Tuck School of Business from
1997 to 2021; Director, Pacific Pension Institute from
2014 to 2018; Senior Advisor, Commonfund Capital, Inc.
(“CCI”) (investment adviser) in 2015; Chief Executive
Officer, CCI from 2013 to 2014; President & Chief
Executive Officer, CCI from 1997 to 2013; Advisory Board
Member, Girls Who Invest from 2015 to 2018 and Board
Member thereof  from 2018 to 2022; Advisory Board
Member, Bridges Fund Management from 2016 to 2018;
Practitioner Advisory Board Member, Private Capital
Research Institute (“PCRI”) since 2017; Lecturer in the
Practice of Management, Yale School of Management
since 2019; Advisor to Finance Committee, Altman
Foundation since 2020; Investment Committee Member,
Tostan since 2021; Member of the President’s Counsel,
Commonfund since 2023.
			28 RICs consisting of 164 Portfolios	None
Collette Chilton 1958	Trustee (Since 2019)
Senior advisor, Insignia since 2024; Chief Investment
Officer, Williams College from 2006 to 2023; Chief
Investment Officer, Lucent Asset Management Corporation
from 1998 to 2006; Director, Boys and Girls Club of Boston
since 2017; Director, B1 Capital since 2018; Director,
David and Lucile Packard Foundation since 2020.
			28 RICs consisting of 164 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2019)
Bank of America Corporation from 1996 to 2015, serving in
various senior finance leadership roles, including Chief
Accounting Officer from 2009 to 2015, Chief Financial
Officer of Global Banking, Markets and Wealth
Management from 2008 to 2009, Chief Accounting Officer
from 2004 to 2008, Chief Financial Officer of Consumer
Bank from 2003 to 2004, Chief Financial Officer of Global
Corporate Investment Bank from 1999 to 2002.
			28 RICs consisting of 164 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2016)
Director, Pioneer Public Interest Law Center since 2023;
Director, Charles Stark Draper Laboratory, Inc. from
2013 to 2021; Senior Lecturer, Harvard Business School
from 2008 to 2021; FMR LLC/Fidelity Investments
(financial services) from 1996 to 2008, serving in various
senior roles including Executive Vice President - Strategic
Corporate Initiatives and Executive Vice President and
General Counsel; Partner, Sullivan & Worcester LLP from
1985 to 1996 and Associate thereof from 1979 to 1985.
			28 RICs consisting of 164 Portfolios	None

2024 BlackRock Annual Report to Shareholders

Trustee and Officer Information (continued)
Independent Trustees(a) (continued)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Henry R. Keizer 1956	Trustee (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 164 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021.
Cynthia A. Montgomery 1952	Trustee (Since 2019)	Professor, Harvard Business School since 1989.	28 RICs consisting of 164 Portfolios	None
Donald C. Opatrny 1952	Trustee (Since 2015)
Chair of the Board of Phoenix Art Museum since 2022 and
Trustee thereof since 2018; Chair of the Investment
Committee of The Arizona Community Foundation since
2022 and Trustee thereof since 2020; Director, Athena
Capital Advisors LLC (investment management firm) from
2013 to 2020; Trustee, Vice Chair, Member of the
Executive Committee and Chair of the Investment
Committee, Cornell University from 2004 to 2019; Member
of Affordable Housing Supply Board of Jackson, Wyoming
from 2017 to 2022; Member, Investment Funds
Committee, State of Wyoming from 2017 to 2023; Trustee,
Artstor (a Mellon Foundation affiliate) from 2010 to 2015;
Member of the Investment Committee, Mellon Foundation
from 2009 to 2015; President, Trustee and Member of the
Investment Committee, The Aldrich Contemporary Art
Museum from 2007 to 2014; Trustee and Chair of the
Investment Committee, Community Foundation of Jackson
Hole since 2014.
			28 RICs consisting of 164 Portfolios	None
Kenneth L. Urish 1951	Trustee (Since 2019)
Managing Partner, Urish Popeck & Co., LLC (certified
public accountants and consultants) since 1976; Past-
Chairman of the Professional Ethics Committee of the
Pennsylvania Institute of Certified Public Accountants and
Committee Member thereof since 2007; Member of
External Advisory Board, The Pennsylvania State
University Accounting Department since 2001, Emeritus
since 2022; Principal, UP Strategic Wealth Investment
Advisors, LLC since 2013; Trustee, The Holy Family
Institute from 2001 to 2010; President and Trustee,
Pittsburgh Catholic Publishing Associates from 2003 to
2008; Director, Inter-Tel from 2006 to 2007; Member,
Advisory Board, ESG Competent Boards since 2020.
			28 RICs consisting of 164 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2019)
Advisory Board Member, Grossman School of Business at
the University of Vermont since 2023; Advisory Board
Member, Scientific Financial Systems since 2022; General
Partner of Neon Liberty Capital Management, LLC from
2003 to 2023; Chief Operating Officer and Chief Financial
Officer of Liberty Square Asset Management, LP from
1998 to 2015; Director, Boston Hedge Fund Group from
2009 to 2018; Director, Massachusetts Council on
Economic Education from 2013 to 2015; Director,
Woodstock Ski Runners from 2013 to 2022.
			28 RICs consisting of 164 Portfolios	None
Trustee and Officer Information

Trustee and Officer Information (continued)

Interested Trustees(a)(d)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Robert Fairbairn 1965	Trustee (Since 2015)
Vice Chairman of BlackRock, Inc. since 2019; Member of
BlackRock’s Global Executive and Global Operating
Committees; Co-Chair of BlackRock’s Human Capital
Committee; Senior Managing Director of BlackRock, Inc.
from 2010 to 2019; oversaw BlackRock’s Strategic Partner
Program and Strategic Product Management Group from
2012 to 2019; Member of the Board of Managers of
BlackRock Investments, LLC from 2011 to 2018; Global
Head of BlackRock’s Retail and iShares® businesses from
2012 to 2016.
			96 RICs consisting of 266 Portfolios	None
John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	98 RICs consisting of 268 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)
Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trusts’ by-laws or charter or statute, or until December 31 of the year in which he or she turns 75.  Trustees who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trusts’  by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)
Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock
Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other
BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Cynthia A. Montgomery, 1994; Mark
Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d)
Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr.
Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

2024 BlackRock Annual Report to Shareholders

Trustee and Officer Information (continued)

Officers Who Are Not Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016.
Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)
Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the
BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy
Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-
Income Complex and the iShares Complex from 2014 to 2023.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 537-4942.
Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Trust.
Effective June 1, 2024, Lori Richards was appointed as a Trustee of the Trust.
Trustee and Officer Information

Additional Information

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs
Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.
General Information
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.
Householding
The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 537-4942.
Availability of Quarterly Schedule of Investments
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 537-4942; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.
BlackRock’s Mutual Fund Family
BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.
Shareholder Privileges
Account Information
Call us at (800) 537-4942 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.
Automatic Investment Plans
Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.
Systematic Withdrawal Plans
Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.
Retirement Plans
Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

2024 BlackRock Annual Report to Shareholders

Additional Information (continued)

BlackRock Privacy Principles (continued)
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.
BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Fund and Service Providers
Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Accounting Agent
State Street Bank and Trust Company
Boston, MA 02114
Custodian
Brown Brothers Harriman & Co.
Boston, MA 02109
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809
Distributor
BlackRock Investments, LLC
New York, NY 10001
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116
Legal Counsel
Sidley Austin LLP
New York, NY 10019
Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809
Additional Information

Glossary of Terms Used in this Report

Currency Abbreviation
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar
USD	United States Dollar

Portfolio Abbreviation
ADR	American Depositary Receipt
CD	Certificate of Deposit
ETF	Exchange-Traded Fund
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor’s
SAB	Special Assessment Bonds
SCA	Societe en Commandite par Actions
ST	Special Tax

2024 BlackRock Annual Report to Shareholders

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Want to know more?
blackrock.com | 800-441-7762
This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.
MASGA-04/24-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock GA Disciplined Volatility Equity Fund	$40,902	$40,902	$407	$44	$17,860	$20,100	$0	$218
BlackRock GA Dynamic Equity Fund	$40,902	$40,902	$407	$44	$22,880	$25,300	$0	$218

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

2

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,149,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,149,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

3

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock GA Disciplined Volatility Equity Fund	$18,267	$20,362
BlackRock GA Dynamic Equity Fund	$23,287	$25,562

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,149,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

4

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 14 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the Registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

5

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed Account Series

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date: June 24, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date: June 24, 2024

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
Managed Account Series

Date: June 24, 2024

6